Filed electronically with the Securities and Exchange Commission on
                               September 28, 2001

                                                               File No. 2-81105
                                                               File No. 811-3632

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /___/

                          Pre-Effective Amendment _____                  /___/
                         Post-Effective Amendment No. 38                 /_X_/
                                                      --
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                  /___/

                                Amendment No. 38                         /_X_/
                                              --


                             Scudder Tax Free Trust
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                             Two International Place
                             -----------------------
                        Boston, Massachusetts 02110-4103
                        --------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------

                                  John Millette
                                  -------------
                        Zurich Scudder Investments, Inc.
                        --------------------------------
                             Two International Place
                             -----------------------
                        Boston, Massachusetts 02110-4103
                        --------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/___/    Immediately upon filing pursuant to paragraph (b)
/___/    60 days after filing pursuant to paragraph (a) (1)
/___/    75 days after filing pursuant to paragraph (a) (2)
/_X_/    On October 1, 2001 pursuant to paragraph (b)
/___/    On  _______________  pursuant to paragraph (a) (1)
/___/    On __________________ pursuant to paragraph (a) (2) of Rule 485.

         If Appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                       SCUDDER
                                                                     INVESTMENTS




                             National Tax-Free Income Funds

                             Advisor Classes A, B and C


Prospectus

--------------------------------------------------------------------------------
                             October 1, 2001
--------------------------------------------------------------------------------
                          |
                          |  Scudder High-Yield Tax-Free Fund
                          |
                          |  Scudder Managed Municipal Bonds
                          |
                          |  Scudder Medium-Term Tax-Free Fund



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                    How to Invest in the Funds

     4  Scudder High-Yield                24  Choosing a Share Class
        Tax-Free Fund
                                          29  How to Buy Shares
     8  Scudder Managed Municipal
        Bonds                             30  How to Exchange or Sell
                                              Shares
    12  Scudder Medium-Term
        Tax-Free Fund                     31  Policies You Should Know
                                              About
    16  Other Policies and Risks
                                          37  Understanding Distributions
    17  Who Manages and Oversees              and Taxes
        the Funds

    20  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                Class A     Class B     Class C
                              ticker symbol     NOTAX       NOTBX       NOTCX
                                fund number     152         252         352

   Scudder High-Yield Tax-Free Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide a high level of income exempt from regular federal income tax. It does this by investing at least 80% of net assets in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks, shifts in the yield curve, and possible interest rate movements to changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the maturity of the fund's portfolio), they generally intend to keep it between 10 and 13 years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices or securities), the managers don't intend to use them as principal investments.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 50% of total assets in municipal securities of the top four grades of credit quality. The fund could put up to 50% of total assets in high yield bonds (commonly referred to as "junk" bonds) of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

One main factor is credit quality. Because the issuers of high yield municipal bonds may be in uncertain financial health, the prices of these bonds can be vulnerable to bad fiscal, political or economic news. In some cases, bonds may decline in credit quality or go into default. To the extent that the fund emphasizes certain geographic regions or sectors, it increases these risks. For example, the fund could invest in illiquid municipal lease obligations, which are more likely to default or to become difficult to sell because they carry limited credit backing. Credit risks are greater for junk bonds than for investment-grade bonds.

A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o some types of bonds could be paid off earlier than expected, which would hurt the fund's performance

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk may be greater for high yield bonds than for investment-grade bonds

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals in a moderate to high tax bracket who are willing to accept risk to their principal and who are interested in the potential for high current income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Classes A, B and C was May 1, 2000. In the bar chart, the performance figures for Class A prior to its inception are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, returns would be lower.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B, or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

Scudder High-Yield Tax-Free Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   1991        13.15
   1992        10.57
   1993        13.54
   1994        -8.63
   1995        18.95
   1996         4.15
   1997        11.74
   1998         6.09
   1999        -2.50
   2000         8.79


2001 Total Return as of June 30: 3.65%
Best Quarter: 8.39%, Q1 1995              Worst Quarter: -6.43%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                 1 Year           5 Years           10 Years
--------------------------------------------------------------------------------
Class A                           3.89             4.57               6.80
--------------------------------------------------------------------------------
Class B                           5.03             4.45               6.33
--------------------------------------------------------------------------------
Class C                           7.97             4.60               6.32
--------------------------------------------------------------------------------
Index                            11.68             5.84               7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged, market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years.

In both the chart and the table, total returns from 1991 through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A      Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (% of offering price)              4.50%          None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None*         4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.63%         0.63%        0.63%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25          1.00         1.00
--------------------------------------------------------------------------------
Other Expenses**                              0.18          0.23         0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses***            1.06          1.86         1.83
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.175%, 0.225% and 0.200% for Class A, Class B and Class C shares, respectively.

*** The advisor will cap total annual operating expenses voluntarily at 0.80%, 1.60% and 1.58% for Class A, Class B and Class C shares, respectively. These caps may be terminated at any time at the option of the advisor.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                           1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                      $553        $772        $1,008      $1,686
--------------------------------------------------------------------------------
Class B shares                       589         885         1,206       1,778
--------------------------------------------------------------------------------
Class C shares                       286         576           990       2,148
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                      $553        $772        $1,008      $1,686
--------------------------------------------------------------------------------
Class B shares                       189         585         1,006       1,778
--------------------------------------------------------------------------------
Class C shares                       186         576           990       2,148
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |  Class A     Class B     Class C
                              ticker symbol  |  SMLAX       SMLBX       SMLCX
                                fund number  |  466         666         766

  Scudder Managed Municipal Bonds
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide income exempt from regular federal income tax while actively seeking to reduce downside risk as compared with other tax-free income funds. It does this by investing at least 80% of net assets in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax. The fund does not invest in securities issued by tobacco-producing companies.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the municipal bond market.

The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including (i) typically maintaining a high level of portfolio quality, (ii) keeping the fund's duration generally shorter than comparable mutual funds, and
(iii) primarily focusing on premium coupon bonds, which have lower volatility in down markets than bonds selling at a discount.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality. The fund could put up to 10% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

Although the managers may adjust the fund's dollar-weighted average maturity (the maturity of the fund's portfolio), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index (13.69 years as of 7/31/2001). Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices or securities), the managers don't intend to use them as principal investments.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money, or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more sensitive to this risk.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the fund's yield or share price. The fact that the fund may emphasize investments in certain geographic regions or sectors of the municipal market increases this risk, because any factors affecting these regions or sectors could affect a large portion of the fund's securities. For example, the fund could invest in illiquid municipal lease obligations, which are more likely to default or to become difficult to sell because they carry limited credit backing.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality, or other matters

o        some derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk may be greater for junk bonds than for investment-grade bonds

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for taxpayers who are in a moderate to high tax bracket and who are interested in current income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The share classes offered in this prospectus -- Classes A, B and C -- are newly offered. In the bar chart, the performance figures for Class A are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, returns would be lower. In the table, the performance figures for each share class are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

Scudder Managed Municipal Bonds
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


    1991       12.00
    1992        8.76
    1993       13.09
    1994       -6.23
    1995       16.88
    1996        3.94
    1997        9.07
    1998        6.01
    1999       -2.15
    2000       10.73


2001 Total Return as of June 30: 2.48%
Best Quarter: 6.63%, Q1 1995                     Worst Quarter: -6.24%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                              1 Year            5 Years            10 Years
--------------------------------------------------------------------------------
Class A                        5.75               4.46               6.50
--------------------------------------------------------------------------------
Class B                        6.87               4.44               6.17
--------------------------------------------------------------------------------
Class C                        9.85               4.58               6.14
--------------------------------------------------------------------------------
Index                         11.68               5.84               7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged, market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A      Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)               4.50%         None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None*         4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.42%         0.42%        0.42%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25          1.00         1.00
--------------------------------------------------------------------------------
Other Expenses**                              0.10          0.13         0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses               0.77          1.55         1.57
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.100%, 0.125% and 0.150% for Class A, Class B and Class C shares, respectively. In addition, the advisor has agreed to waive 0.005% of the administrative fee for Class A shares until 6/11/2002.

Information in the table has been restated to reflect a new fixed rate administrative fee and a new investment management agreement.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $525          $685           $859         $1,361
--------------------------------------------------------------------------------
Class B shares               558           790          1,045          1,442
--------------------------------------------------------------------------------
Class C shares               260           496            855          1,867
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $525          $685           $859         $1,361
--------------------------------------------------------------------------------
Class B shares               158           490            845          1,442
--------------------------------------------------------------------------------
Class C shares               160           496            855          1,867
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             | Class A     Class B     Class C
                               ticker symbol | SZMAX       SZMBX       SZMCX
                                 fund number | 445         645         745

  Scudder Medium-Term Tax-Free Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The fund invests at least 80% of net assets in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax and alternative minimum tax (AMT).

The fund can buy many types of municipal securities with effective maturities of 15 years or less. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the maturity of the fund's portfolio), they generally intend to keep it between five and ten years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices or securities), the managers don't intend to use them as principal investments.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality.

The fund could put up to 35% of net assets in bonds rated in the fourth credit grade, which is still considered investment-grade.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. The fund's focus on intermediate-term bonds should reduce the effect of this risk somewhat, but will not eliminate it. Changes in interest rates will also affect the fund's yield: when rates fall, fund yield tends to fall as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the fund's yield or share price. The fact that the fund may focus on investments in certain geographic regions or sectors of the municipal market increases this risk, because any factors affecting these regions or sectors could affect a large portion of the fund's securities. For example, the fund could invest in illiquid municipal lease obligations, which are more likely to default or to become difficult to sell because they carry limited credit backing.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality, or other matters

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for taxpayers in a moderate to high tax bracket who can accept moderate risk to their principal and are interested in higher yield than a short-term, tax-free investment.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The share classes offered in this prospectus -- Classes A, B and C -- are newly offered. In the bar chart, the performance figures for Class A are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, returns would be lower. In the table, the performance figures for each share class are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. Class S shares are offered in a different prospectus.

Scudder Medium-Term Tax-Free Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

  1991         11.82
  1992          8.63
  1993         10.64
  1994         -3.76
  1995         14.01
  1996          3.73
  1997          7.39
  1998          5.29
  1999         -1.38
  2000          8.16


2001 Total Return as of June 30: 2.89%
Best Quarter: 5.02%, Q1 1995             Worst Quarter: -4.08%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Class A                       5.19               4.00                6.02
--------------------------------------------------------------------------------
Class B                       4.30               3.58                5.47
--------------------------------------------------------------------------------
Class C                       7.33               3.77                5.49
--------------------------------------------------------------------------------
Index                        11.68               5.84                7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged, market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years.

In both the chart and the table, total returns for 1991 through 1995 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                   Class A       Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)               2.75%         None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None*         4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.53%         0.53%        0.53%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25          1.00         1.00
--------------------------------------------------------------------------------
Other Expenses**                              0.18          0.23         0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses               0.96          1.76         1.73

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.175%, 0.225% and 0.200% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee and a new investment management agreement.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example               1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares          $370            $572            $791          $1,421
--------------------------------------------------------------------------------
Class B shares           579             854           1,154           1,668
--------------------------------------------------------------------------------
Class C shares           276             545             939           2,041
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares          $370            $572            $791          $1,421
--------------------------------------------------------------------------------
Class B shares           179             554             954           1,668
--------------------------------------------------------------------------------
Class C shares           176             545             939           2,041
--------------------------------------------------------------------------------

Other Policies and Risks


While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets in municipal securities for each fund cannot be changed without shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% (20% in the case of Scudder Managed Municipal Bonds) of its assets into investments such as taxable money market securities. This could prevent losses, but would mean that a fund would not be pursuing its goal.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

The funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $345 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of each fund's average daily net assets.

Fund Name                                                Fee Paid
-------------------------------------------------------------------
Scudder High-Yield Tax-Free Fund                           0.60%
-------------------------------------------------------------------
Scudder Managed Municipal Bonds                            0.49%
-------------------------------------------------------------------
Scudder Medium-Term Tax-Free Fund                          0.59%
-------------------------------------------------------------------

Scudder Managed Municipal Bonds and Scudder Medium-Term Tax-Free Fund have each entered into a new investment management agreement with the advisor. The tables below describe the new fee rates for each fund and the effective date of these agreements.

Average Daily Net Assets                                 Fee Rate
-------------------------------------------------------------------
Scudder Managed Municipal Bonds
-------------------------------------------------------------------
Investment Management Fee effective June 11, 2001
-------------------------------------------------------------------
first $250 million                                        0.450%
-------------------------------------------------------------------
next $750 million                                         0.430%
-------------------------------------------------------------------
next $1.5 billion                                         0.410%
-------------------------------------------------------------------
next $2.5 billion                                         0.400%
-------------------------------------------------------------------
next $2.5 billion                                         0.380%
-------------------------------------------------------------------
next $2.5 billion                                         0.360%
-------------------------------------------------------------------
next $2.5 billion                                         0.340%
-------------------------------------------------------------------
more than $12.5 billion                                   0.320%
-------------------------------------------------------------------
Scudder Medium-Term Tax-Free Fund
-------------------------------------------------------------------
Investment Management Fee effective June 11, 2001
-------------------------------------------------------------------
first $250 million                                        0.550%
-------------------------------------------------------------------
next $750 million                                         0.520%
-------------------------------------------------------------------
next $1.5 billion                                         0.490%
-------------------------------------------------------------------
next $2.5 billion                                         0.470%
-------------------------------------------------------------------
next $2.5 billion                                         0.450%
-------------------------------------------------------------------
next $2.5 billion                                         0.430%
-------------------------------------------------------------------
next $2.5 billion                                         0.410%
-------------------------------------------------------------------
more than $12.5 billion                                   0.400%
-------------------------------------------------------------------

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder High-Yield Tax-Free Fund          Scudder Medium-Term
                                          Tax-Free Fund
  Philip G. Condon
  Lead Portfolio Manager                    Philip G. Condon
   o Began investment career in 1978        Co-lead Portfolio Manager
   o Joined the advisor in 1983              o Began investment career in 1978
   o Joined the fund team in 1987            o Joined the advisor in 1983
                                             o Joined the fund team in 1998
  Rebecca L. Wilson
   o Began investment career in 1986        Ashton P. Goodfield
   o Joined the advisor in 1986             Co-lead Portfolio Manager
   o Joined the fund team in 1998            o Began investment career in 1986
                                             o Joined the advisor in 1986
Scudder Managed Municipal Bonds              o Joined the fund team in 1990

  Philip G. Condon
  Co-lead Portfolio Manager
   o Began investment career in 1978
   o Joined the advisor in 1983
   o Joined the fund team in 1998

  Ashton P. Goodfield
  Co-lead Portfolio Manager
   o Began investment career in 1986
   o Joined the advisor in 1986
   o Joined the fund team in 1998

  Eleanor Brennan
    o Began investment career in 1986
    o Joined the advisor in 1995
    o Joined the fund team in 1999

  Matthew J. Caggiano
   o Began investment career in 1989
   o Joined the advisor in 1989
   o Joined the fund team in 1999

Financial Highlights


These tables are designed to help you understand the fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the class would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). Because Class A, Class B and Class C shares of Scudder Managed Municipal Bonds and Scudder Medium-Term Tax-Free Fund are newly offered, there is no financial data for these shares as of the date of this prospectus.

Scudder High-Yield Tax-Free Fund -- Class A

--------------------------------------------------------------------------------
                                                             2001(a)    2000(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $11.86      12.02
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income                                       .70        .06
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                .53       (.16)
--------------------------------------------------------------------------------
  Total from investment operations                           1.23       (.10)
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                      (.70)      (.06)
--------------------------------------------------------------------------------
Net asset value, end of period                              $12.39      11.86
--------------------------------------------------------------------------------
Total Return (%)(c)(d)                                      10.44       (.77)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                        24        246
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.13(e)     .11**
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               .80(e)      .07**
--------------------------------------------------------------------------------
Ratio of net investment income (%)                           5.69        .52**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    12         62
--------------------------------------------------------------------------------

(a)      For the year ended May 31, 2001.

(b) For the period May 1, 2000 (commencement of sales of Class A shares) to May 31, 2000.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Total return does not reflect the effect of any sales charges.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.11% and 0.80% for Class A.

*        Annualized

**       Not annualized

Scudder High-Yield Tax-Free Fund -- Class B

--------------------------------------------------------------------------------
                                                             2001(a)    2000(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $11.86      12.02
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income                                       .60        .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                .54       (.16)
--------------------------------------------------------------------------------
  Total from investment operations                           1.14       (.11)
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                      (.60)      (.05)
--------------------------------------------------------------------------------
Net asset value, end of period                              $12.40      11.86
--------------------------------------------------------------------------------
Total Return (%)(c)(d)                                       9.74        (.92)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         8        209
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             .2.04(e)     .19**
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.60(e)     .14**
--------------------------------------------------------------------------------
Ratio of net investment income (%)                          .4.88        .45**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    12         62
--------------------------------------------------------------------------------

(a)      For the year ended May 31, 2001.

(b) For the period May 1, 2000 (commencement of sales of Class B shares) to May 31, 2000.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Total return does not reflect the effect of any sales charges.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.60% and 1.86% for Class B.

*        Annualized

**       Not annualized

Scudder High-Yield Tax-Free Fund -- Class C

--------------------------------------------------------------------------------
                                                             2001(a)    2000(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $11.86      12.02
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income                                       .60        .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                .54       (.16)
--------------------------------------------------------------------------------
  Total from investment operations                           1.14       (.11)
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                      (.60)      (.05)
--------------------------------------------------------------------------------
Net asset value, end of period                              $12.40      11.86
--------------------------------------------------------------------------------
Total Return (%)(c)(d)                                       9.68       (.92)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         6         36
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             .1.91(e)     .20**
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.58(e)     .14**
--------------------------------------------------------------------------------
Ratio of net investment income (%)                          .4.91        .45**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    12         62
--------------------------------------------------------------------------------

(a)      For the year ended May 31, 2001.

(b) For the period May 1, 2000 (commencement of sales of Class C shares) to May 31, 2000.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Total return does not reflect the effect of any sales charges.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.86% and 1.58% for Class C.

*        Annualized

**       Not annualized

  How to Invest in the Funds


  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

  You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


----------------------------------------------------------------------------------
Classes and features                      Points to help you compare
----------------------------------------------------------------------------------

Class A

o Sales charges of up to 4.50% (2.75%     o  Some investors may be able to reduce
  for Scudder Medium-Term Tax-Free           or eliminate their sales charges;
  Fund), charged when you buy shares         see next page

o In most cases, no charges when you      o  Total annual expenses are lower than
  sell shares                                those for Class B or Class C

o 0.25% service fee
----------------------------------------------------------------------------------

Class B

o No charges when you buy shares          o  The deferred sales charge rate falls
                                             to zero six years after purchase
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o  Shares automatically convert to
  you bought within the last six years       Class A six years after purchase,
                                             which means lower annual expenses
o 1.00% distribution/service fee             going forward
----------------------------------------------------------------------------------

Class C

o No charges when you buy shares          o  The deferred sales charge rate is
                                             lower, but your shares never convert
o Deferred sales charge of 1.00%,            to Class A, so annual expenses
  charged when you sell shares you           remain higher
  bought within the last year

o 1.00% distribution/service fee
----------------------------------------------------------------------------------

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of 0.25% is deducted from fund assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                                             Sales charge as a %
                      Sales charge as a %        of your net
Your investment        of offering price         investment
------------------------------------------------------------------
Scudder High-Yield Tax-Free Fund and Scudder Managed
Municipal Bonds
------------------------------------------------------------------
Up to $100,000               4.50                   4.71
------------------------------------------------------------------
$100,000-$249,999            3.50                   3.63
------------------------------------------------------------------
$250,000-$499,999            2.60                   2.67
------------------------------------------------------------------
$500,000-$999,999            2.00                   2.04
------------------------------------------------------------------
$1 million or more   See below and next page
------------------------------------------------------------------

Scudder Medium-Term Tax-Free Fund
------------------------------------------------------------------
Up to $100,000               2.75                   2.83
------------------------------------------------------------------
$100,000-$249,999            2.50                   2.56
------------------------------------------------------------------
$250,000-$499,999            2.00                   2.04
------------------------------------------------------------------
$500,000-$999,999            1.50                   1.52
------------------------------------------------------------------
$1 million or more   See below and next page
------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $100,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The funds may waive the sales charges for investors in other situations as well. Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the funds. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                     4.00%
---------------------------------------------------------------------
Second or third year                            3.00
---------------------------------------------------------------------
Fourth or fifth year                            2.00
---------------------------------------------------------------------
Sixth year                                      1.00
---------------------------------------------------------------------
Seventh year and later               None (automatic conversion
                                             to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares can be a logical choice for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from fund assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares            CDSC on shares you sell
---------------------------------------------------------------------
First year                                       1.00%
---------------------------------------------------------------------
Second year and later                            None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts

$500 or more for IRAs                     $50 or more for IRAs

                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------

Through a financial representative
                                          o  Contact your representative using
o Contact your representative using the      the method that's most convenient
  method that's most convenient for you      for you
----------------------------------------------------------------------------------

By mail or express mail (see below)

o Fill out and sign an application        o  Send a check made out to "Scudder
                                             Funds" and an investment slip to us
o Send it to us at the appropriate           at the appropriate address below
  address, along with an investment check
                                          o  If you don't have an investment
                                             slip, simply include a letter with
                                             your name, account number, the full
                                             name of the fund and the share class
                                             and your investment instructions
----------------------------------------------------------------------------------

By wire

o  Call (800) 621-1048 for instructions   o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------

By phone

--                                        o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------

With an automatic investment plan

--                                       o  To set up regular investments from a
                                            bank checking account, call (800)
                                            621-1048 (minimum $50)
----------------------------------------------------------------------------------

On the Internet

--                                       o  Go to www.scudder.com and register

                                         o  Follow the instructions for buying
                                            shares with money from your bank
                                            account
----------------------------------------------------------------------------------



  Regular mail:
  Scudder Funds, PO Box 219151, Kansas City, MO 64121-9151

  Express, registered or certified mail:
  Scudder Investments Service Company, 811 Main Street, Kansas City, MO
  64105-2005

  Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------

$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 33
existing accounts
----------------------------------------------------------------------------------

Through a financial representative

o Contact your representative by the      o  Contact your representative by the
  method that's most convenient for you      method that's most convenient for you
----------------------------------------------------------------------------------

By phone or wire

o  Call (800) 621-1048 for instructions   o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------

By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o  the fund, class and account number
  you're exchanging out of                   from which you want to sell shares

o the dollar amount or number of shares   o  the dollar amount or number of
  you want to exchange                       shares you want to sell

o the name and class of the fund you      o  your name(s), signature(s) and
  want to exchange into                      address, as they appear on your
                                             account
o your name(s), signature(s) and
  address, as they appear on your         o  a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------

With an automatic exchange plan

o To set up regular exchanges from a      --
  fund account, call (800) 621-1048
----------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                        o  To set up regular cash payments from
                                             a fund account, call (800) 621-1048
----------------------------------------------------------------------------------

On the Internet

o Go to www.scudder.com and register     --

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Certain funds have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. The level of income dividends will vary from one class to another based on a class's fees and expenses.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy/QuickSell lets you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund do not affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o        withdrawals made through a systematic withdrawal plan

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund offering multiple classes and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Scudder Investments Service Company or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each share class, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                 -------------------------------------  = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

For each share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30.5% (30% in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts, if you have an automatic investment plan or in any case where a fall in share price created the low balance

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o        Income dividends: declared daily and paid monthly

o Short-term and long-term capital gains: November or December, or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------
Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

Dividends from the funds are generally free from federal income tax for most shareholders. However, there are a few exceptions:


o a portion of a fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because each fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments or the SEC (see below). If you like, you can look over these materials and other information about the funds at the SEC's Public Reference
Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments.

Scudder Investments                       SEC
---------------------------------------------------------------------
222 South Riverside Plaza                 Public Reference Section
Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
www.scudder.com                           www.sec.gov
(800) 621-1048                            (202) 942-8090


SEC File Numbers
---------------------------------------------------------------------
Scudder High-Yield Tax-Free Fund          811-2671
Scudder Managed Municipal Bonds           811-2671
Scudder Medium-Term Tax-Free Fund         811-3632




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com e-mail info@scudder.com
Tel (800) 621-1048


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments

                                                                         SCUDDER
                                                                     INVESTMENTS




                             National Tax-Free Income Funds
                             Class AARP and Class S Shares



Prospectus

--------------------------------------------------------------------------------
                               October 1, 2001
--------------------------------------------------------------------------------
                         |
                         |   Scudder High-Yield Tax-Free Fund
                         |
                         |   Scudder Managed Municipal Bonds
                         |
                         |   Scudder Medium-Term Tax-Free Fund



      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                    How to Invest in the Funds

     4  Scudder High-Yield                27  How to Buy, Sell and Exchange
        Tax-Free Fund                         Class AARP Shares

     8  Scudder Managed Municipal         29  How to Buy, Sell and Exchange
        Bonds                                 Class S Shares

    12  Scudder Medium-Term               31  Policies You Should Know
        Tax-Free Fund                         About

    16  Other Policies and Risks          36  Understanding Distributions
                                              and Taxes
    17  Who Manages and Oversees
        the Funds

    20  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

  This prospectus offers two classes of shares for each of the funds described. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

  You can find prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at www.myScudder.com.

--------------------------------------------------------------------------------
    ticker symbol | Class AARP   SHYFX           fund number | Class AARP   108
                  | Class S      SHYTX                       | Class S      008

  Scudder High-Yield Tax-Free Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide a high level of income exempt from regular federal income tax. It does this by investing at least 80% of net assets in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks, shifts in the yield curve and possible interest rate movements to changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the maturity of the fund's portfolio), they generally intend to keep it between 10 and 13 years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices or securities), the managers don't intend to use them as principal investments.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 50% of total assets in municipal securities of the top four grades of credit quality. The fund could put up to 50% of total assets in high yield bonds (commonly referred to as "junk" bonds) of the fifth and sixth credit grades (i.e., as low as grade
B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

One main factor is credit quality. Because the issuers of high yield municipal bonds may be in uncertain financial health, the prices of these bonds can be vulnerable to bad fiscal, political, or economic news. In some cases, bonds may decline in credit quality or go into default. To the extent that the fund focuses on certain geographic regions or sectors it increases these risks. For example, the fund could invest in illiquid municipal lease obligations, which are more likely to default or to become difficult to sell because they carry limited credit backing. Credit risks are greater for junk bonds than for investment-grade bonds.

A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more sensitive to this risk.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

o some types of bonds could be paid off earlier than expected, which would hurt the fund's performance

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk may be greater for high yield bonds than for investment-grade bonds

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for individuals in a moderate to high tax bracket who are willing to accept risk to their principal and who are interested in the potential for high current income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns for the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Scudder High-Yield Tax-Free Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   1991        13.46
   1992        10.88
   1993        13.85
   1994        -8.38
   1995        19.28
   1996         4.43
   1997        12.04
   1998         6.38
   1999        -2.23
   2000         9.07


2001 Total Return as of June 30: 3.58%
Best Quarter: 8.46%, Q1 1995           Worst Quarter: -6.37%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                      1 Year          5 Years        10 Years
--------------------------------------------------------------------------------
Fund -- Class S*                        9.07           5.83            7.59
--------------------------------------------------------------------------------
Index                                  11.68           5.84            7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged, market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

In both the chart and the table, total returns from 1991 through 2000 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                      0.63%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                            None
--------------------------------------------------------------------------------
Other Expenses*                                                     0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                     0.78
--------------------------------------------------------------------------------

*  Includes a fixed rate administrative fee of 0.15%.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This expense example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                     1 Year        3 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP/S shares           $80          $249           $433          $966
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     |  Class AARP     Class S
                                      ticker symbol  |  AMUBX          SCMBX
                                        fund number  |  166            066

  Scudder Managed Municipal Bonds
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide income exempt from regular federal income tax while actively seeking to reduce downside risk as compared with other tax-free income funds. It does this by investing at least 80% of net assets in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax. The fund does not invest in securities issued by tobacco-producing companies.

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the municipal bond market.

The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including (i) typically maintaining a high level of portfolio quality,
(ii) keeping the fund's duration generally shorter than comparable mutual funds, and (iii) primarily focusing on premium coupon bonds, which have lower volatility in down markets than bonds selling at a discount.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality. The fund could put up to 10% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

Although the managers may adjust the fund's dollar-weighted average maturity (the maturity of the fund's portfolio), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index (13.69 years as of 7/31/2001). Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices or securities), the managers don't intend to use them as principal investments.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money, or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more sensitive to this risk.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the fund's yield or share price. The fact that the fund may emphasize investments in certain geographic regions or sectors of the municipal market increases this risk, because any factors affecting these regions or sectors could affect a large portion of the fund's securities. For example, the fund could invest in illiquid municipal lease obligations, which are more likely to default or to become difficult to sell because they carry limited credit backing.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality, or other matters

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk may be greater for junk bonds than for investment-grade bonds

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for taxpayers who are in a moderate to high tax bracket and who are interested in current income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns for the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Scudder Managed Municipal Bonds

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


   1991        12.23
   1992         8.98
   1993        13.32
   1994        -6.04
   1995        17.12
   1996         4.15
   1997         9.29
   1998         6.23
   1999        -1.96
   2000        10.95


2001 Total Return as of June 30: 2.58%
Best Quarter: 6.69%, Q1 1995               Worst Quarter: -6.17%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                      1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
Fund -- Class S*                      10.95           5.63             7.21
--------------------------------------------------------------------------------
Index                                 11.68           5.84             7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged, market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                   None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         0.42%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               None
--------------------------------------------------------------------------------
Other Expenses*                                                        0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.57
--------------------------------------------------------------------------------

*  Includes a fixed rate administrative fee of 0.15%.

Information in the table has been restated to reflect a new fixed rate administrative fee and a new investment management agreement.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP/S shares           $58          $183           $318          $714
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    ticker symbol | Class AARP   SMTTX            fund number | Class AARP   145
                  | Class S      SCMTX                        | Class S      045

  Scudder Medium-Term Tax-Free Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The fund invests at least 80% of net assets in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax and alternative minimum tax (AMT).

The fund can buy many types of municipal securities with effective maturities of 15 years or less. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best total return potential and normally prefer those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the municipal bond market.

Although the managers may adjust the fund's dollar-weighted average maturity (the maturity of the fund's portfolio), they generally intend to keep it between five and ten years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices or securities), the managers don't intend to use them as principal investments.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES This fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality.

The fund could put up to 35% of net assets in bonds rated in the fourth credit grade, which is still considered investment-grade.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. The fund's focus on intermediate-term bonds should reduce the effect of this risk somewhat, but will not eliminate it. Changes in interest rates will also affect the fund's yield: when rates fall, fund yield tends to fall as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the fund's yield or share price. The fact that the fund may focus on investments in certain geographic regions or sectors of the municipal market increases this risk, because any factors affecting these regions or sectors could affect a large portion of the fund's securities. For example, the fund could invest in illiquid municipal lease obligations, which are more likely to default or to become difficult to sell because they carry limited credit backing.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality, or other matters

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o political or legal actions could change the way the fund's dividends are taxed

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for taxpayers in a moderate to high tax bracket who can accept moderate risk to their principal and are interested in higher yield than a short-term tax-free investment.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns for the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Scudder Medium-Term Tax-Free Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


  1991         12.13
  1992          8.93
  1993         10.94
  1994         -3.50
  1995         14.32
  1996          4.02
  1997          7.69
  1998          5.58
  1999         -1.11
  2000          8.46


2001 Total Return as of June 30: 3.03%
Best Quarter: 5.09%, Q1 1995           Worst Quarter: -4.02%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                      1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
Fund -- Class S*                       8.46           4.87             6.61
--------------------------------------------------------------------------------
Index                                 11.68           5.84             7.32
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, an unmanaged, market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

In both the chart and the table, total returns for 1991 through 1995 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                   None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         0.53%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               None
--------------------------------------------------------------------------------
Other Expenses*                                                        0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.68
--------------------------------------------------------------------------------

*  Includes a fixed rate administrative fee of 0.15%.

Information in the table has been restated to reflect a new fixed rate administrative fee and a new investment management agreement.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP/S shares           $69          $218           $379          $847
--------------------------------------------------------------------------------

Other Policies and Risks


While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets in municipal securities for each fund cannot be changed without shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% (20% in the case of Scudder Managed Municipal Bonds) of its assets into investments such as taxable money market securities. This could prevent losses, but would mean that a fund would not be pursuing its goal.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

The funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $345 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of each fund's average daily net assets.

Fund Name                                                Fee Paid
-------------------------------------------------------------------
Scudder High-Yield Tax-Free Fund                           0.60%
-------------------------------------------------------------------
Scudder Managed Municipal Bonds                            0.49%
-------------------------------------------------------------------
Scudder Medium-Term Tax-Free Fund                          0.59%
-------------------------------------------------------------------

Scudder Managed Municipal Bonds and Scudder Medium-Term Tax-Free Fund have each entered into a new investment management agreement with the advisor. The tables below describe the new fee rates for each fund and the effective date of these agreements.


Average Daily Net Assets                                 Fee Rate
-------------------------------------------------------------------
Scudder Managed Municipal Bonds
-------------------------------------------------------------------
Investment Management Fee effective June 11, 2001
-------------------------------------------------------------------
first $250 million                                        0.450%
-------------------------------------------------------------------
next $750 million                                         0.430%
-------------------------------------------------------------------
next $1.5 billion                                         0.410%
-------------------------------------------------------------------
next $2.5 billion                                         0.400%
-------------------------------------------------------------------
next $2.5 billion                                         0.380%
-------------------------------------------------------------------
next $2.5 billion                                         0.360%
-------------------------------------------------------------------
next $2.5 billion                                         0.340%
-------------------------------------------------------------------
more than $12.5 billion                                   0.320%
-------------------------------------------------------------------

-------------------------------------------------------------------
Scudder Medium-Term Tax-Free Fund
-------------------------------------------------------------------
Investment Management Fee effective June 11, 2001
-------------------------------------------------------------------
first $250 million                                        0.550%
-------------------------------------------------------------------
next $750 million                                         0.520%
-------------------------------------------------------------------
next $1.5 billion                                         0.490%
-------------------------------------------------------------------
next $2.5 billion                                         0.470%
-------------------------------------------------------------------
next $2.5 billion                                         0.450%
-------------------------------------------------------------------
next $2.5 billion                                         0.430%
-------------------------------------------------------------------
next $2.5 billion                                         0.410%
-------------------------------------------------------------------
more than $12.5 billion                                   0.400%
-------------------------------------------------------------------

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

The following people handle the day-to-day management of each fund.


Scudder High-Yield Tax-Free Fund          Scudder Medium-Term Tax-Free Fund

  Philip G. Condon                          Philip G. Condon
  Lead Portfolio Manager                    Co-Lead Portfolio Manager
   o Began investment career in 1978         o Began investment career in 1978
   o Joined the advisor in 1983              o Joined the advisor in 1983
   o Joined the fund team in 1987            o Joined the fund team in 1998

  Rebecca L. Wilson                         Ashton P. Goodfield
   o Began investment career in 1986        Co-Lead Portfolio Manager
   o Joined the advisor in 1986              o Began investment career in 1986
   o Joined the fund team in 1998            o Joined the advisor in 1986
                                             o Joined the fund team in 1990
Scudder Managed Municipal Bonds

  Philip G. Condon
  Co-Lead Portfolio Manager
   o Began investment career in 1978
   o Joined the advisor in 1983
   o Joined the fund team in 1998

  Ashton P. Goodfield
  Co-Lead Portfolio Manager
   o Began investment career in 1986
   o Joined the advisor in 1986
   o Joined the fund team in 1998

  Eleanor Brennan
   o Began investment career in 1986
   o Joined the advisor in 1995
   o Joined the fund team in 1999

  Matthew J. Caggiano
   o Began investment career in 1989
   o Joined the advisor in 1989
   o Joined the fund team in 1999

Financial Highlights

These tables are designed to help you understand each class's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder High-Yield Tax-Free Fund -- Class AARP

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------
                                                                      2001(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 12.18
------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------
  Net investment income                                                .46
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions   .22
------------------------------------------------------------------------------
  Total from investment operations                                     .68
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                                (.46)
------------------------------------------------------------------------------
Net asset value, end of period                                      $ 12.40
------------------------------------------------------------------------------
Total Return (%)                                                       5.69(b)**
------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    4
------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         .82*
------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          .79*
-----------------------------------------------------------------------------
Ratio of net investment income                                         5.68*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              12
------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b) Total returns would have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized

Scudder High-Yield Tax-Free Fund -- Class S (a)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------
                           2001(b)   2000(b)  1999(c)  1998(d)  1997(d 1996(d)
------------------------------------------------------------------------------
Net asset value,
beginning of period       $11.87    $12.69   $12.93   $12.78   $12.04  $12.19
------------------------------------------------------------------------------
Income (loss) from
investment operations:
------------------------------------------------------------------------------
  Net investment income      .70       .66      .26      .65      .67     .66
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions               .53     (.82)    (.24)      .15      .74   (.15)
------------------------------------------------------------------------------
  Total from investment
  operations                1.23     (.16)      .02      .80     1.41     .51
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income     (.70)     (.66)    (.26)    (.65)    (.67)   (.66)
------------------------------------------------------------------------------
Net asset value, end
of period                 $12.40    $11.87   $12.69   $12.93   $12.78  $12.04
------------------------------------------------------------------------------
Total Return (%)           10.56(e)  (1.28)(e)  .18**   6.38    12.04    4.43(e)
------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period
($ millions)                 514       436      450      432      337     293
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       .82    .89(f)     .83*      .84      .90     .95
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       .79    .87(f)     .83*      .84      .90     .91
------------------------------------------------------------------------------
 Ratio of net investment
 income (%)                 5.69      5.42    4.91*     5.03     5.43    5.59
------------------------------------------------------------------------------
Portfolio turnover
rate (%)                      12        62       7*       14       33      22
------------------------------------------------------------------------------

(a)      On May 1, 2000 existing shares of the Fund were designated as Class S.

(b)      For the years ended May 31.

(c) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to May 31.

(d)      For the year ended December 31.

(e) Total returns would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .86% and .85%, respectively.

*        Annualized

**       Not annualized

Scudder Managed Municipal Bonds -- Class AARP

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

------------------------------------------------------------------------------
                                                                       2001(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.69
------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------
  Net investment income                                                  .37
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .26
------------------------------------------------------------------------------
  Total from investment operations                                       .63
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                                 (.37)
------------------------------------------------------------------------------
Net asset value, end of period                                        $ 8.95
------------------------------------------------------------------------------
Total Return (%)                                                        7.35**
------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 1,470
------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .64(b)*
------------------------------------------------------------------------------
Ratio of net investment income (%)                                       4.92*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               11
------------------------------------------------------------------------------

(a) For the period from July 31, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

(b) The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .65%.

*        Annualized

**       Not annualized

Scudder Managed Municipal Bonds -- Class S (a)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
                             2001(b)  2000(b)  1999(c)  1998(d)  1997(d) 1996(d)
--------------------------------------------------------------------------------
Net asset value, beginning
of period                   $ 8.43   $ 8.98   $ 9.18   $ 9.13   $ 8.84   $ 8.94
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income        .44      .46      .19      .45      .46      .45
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions      .52    (.51)    (.20)      .10      .34    (.10)
--------------------------------------------------------------------------------
  Total from investment
  operations                   .96    (.05)    (.01)      .55      .80      .35
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income      (.44)    (.46)    (.19)    (.45)    (.46)    (.45)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions       --    (.04)       --    (.05)    (.05)       --
--------------------------------------------------------------------------------
  Total distributions        (.44)    (.50)    (.19)    (.50)    (.51)    (.45)
--------------------------------------------------------------------------------
Net asset value, end
of period                   $ 8.95   $ 8.43   $ 8.98   $ 9.18   $ 9.13   $ 8.84
--------------------------------------------------------------------------------
Total Return (%)             11.55    (.62)   (.17)**    6.23     9.29     4.15
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                   814      664      713      737      728      737
--------------------------------------------------------------------------------
 Ratio of expenses before
 expense reductions (%)        .65      .66(e)  .64*      .62      .64      .63
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         .65      .65(e)  .64*      .62      .64      .63
--------------------------------------------------------------------------------
Ratio of net investment
income (%)                    4.96     5.27    4.92*     4.96     5.12     5.20
--------------------------------------------------------------------------------
Portfolio turnover rate (%)     11       47      14*        9       10       12
--------------------------------------------------------------------------------

(a) On July 28, 2000, existing shares of the Fund were redesignated as Class S.

(b)      For the years ended May 31.

(c) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed its fiscal year end from December 31 to May 31.

(d)      Years ended December 31.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .65% and .64%, respectively.

*        Annualized

**       Not annualized

Scudder Medium-Term Tax-Free Fund -- Class AARP

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
                                                                         2001(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.93
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                                    .34
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       .29
--------------------------------------------------------------------------------
  Total from investment operations                                         .63
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                                   (.34)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.22
--------------------------------------------------------------------------------
Total Return (%)                                                          5.84**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                      .73*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                        4.64*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 21
--------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

*        Annualized

**       Not annualized

Scudder Medium-Term Tax-Free Fund -- Class S (a)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
                                2001(b) 2000(b)  1999(c) 1998(d) 1997(d) 1996(d)
--------------------------------------------------------------------------------
Net asset value, beginning of
period                          $10.68   $11.26  $11.48   $11.41  $11.15  $11.26
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
--------------------------------------------------------------------------------
  Net investment income            .52      .52     .21      .52     .52     .53
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                     .54    (.54)   (.21)      .11     .31   (.09)
--------------------------------------------------------------------------------
  Total from investment
  operations                      1.06    (.02)      --      .63     .83     .44
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income          (.52)    (.52)   (.21)    (.52)   (.52)   (.53)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions           --    (.04)   (.01)    (.04)   (.05)   (.02)
--------------------------------------------------------------------------------
  Total distributions            (.52)    (.56)   (.22)    (.56)   (.57)   (.55)
--------------------------------------------------------------------------------
Net asset value, end of period  $11.22   $10.68  $11.26   $11.48  $11.41  $11.15
--------------------------------------------------------------------------------
Total Return (%)                 10.07    (.20)  (.02)**    5.58    7.69    4.02
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       591      522     643      678     657     651
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)             .73      .74(e) .72*      .72     .74     .72
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     .73      .73(e) .72*      .72     .74     .72
--------------------------------------------------------------------------------
Ratio of net investment income
(%)                               4.67     4.77   4.49*     4.51    4.67    4.75
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         21       21     13*       11      13      14
--------------------------------------------------------------------------------

(a)      On July 28, 2000 existing shares of the Fund were redesignated as Class
         S.

(b)      For the year ended May 31.

(c) For the five months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from December 31 to May 31.

(d)      For the year ended December 31.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .72% and .72%, respectively.

*        Annualized

**       Not annualized

  How to Invest in the Funds

  The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

  As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

  Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------

$1,000 or more for regular accounts       $50 or more for regular accounts

$500 or more for IRAs                     $50 or more for IRAs

                                          $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
                                          Direct Deposit
----------------------------------------------------------------------------------

By mail or express mail (see below)

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o  fund and class name

o Send it to us at the appropriate        o  account number
  address, along with an investment check
                                          o  check payable to "The AARP
                                             Investment Program"
----------------------------------------------------------------------------------

By wire

o Call 1-800-253-2277 for instructions    o  Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------

By phone

--                                        o  Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------

With an automatic investment plan

o Fill in the information required on     o  To set up regular investments from a
  your enrollment form and include a         bank checking account, call
  voided check                               1-800-253-2277 (minimum $50)
----------------------------------------------------------------------------------

Payroll Deduction or Direct Deposit

o Select either of these options on your  o  Once you specify a dollar amount
  enrollment form and submit it. You         (minimum $50), investments are
  will receive further instructions by       automatic.
  mail.
----------------------------------------------------------------------------------

Using QuickBuy

--                                        o  Call 1-800-253-2277
----------------------------------------------------------------------------------

On the Internet

o Go to "services and forms-- How to      o  Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com       have electronic services

o Print out a prospectus and an           o  Register at aarp.scudder.com
  enrollment form
                                          o  Follow the instructions for buying
o Complete and return the enrollment         shares with money from your bank
  form with your check                       account
----------------------------------------------------------------------------------


  Regular mail: The AARP Investment Program,
  First investment: PO Box 219735, Kansas City, MO 64121-9735
  Additional investments: PO Box 219743, Kansas City, MO 64121-9743

  Express, registered or certified mail:
  The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------

$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         33
existing accounts
----------------------------------------------------------------------------------

By phone

o Call 1-800-253-2277 for instructions    o  Call 1-800-253-2277 for instructions
----------------------------------------------------------------------------------

Using Easy-Access Line

o Call 1-800-631-4636 and follow the      o  Call 1-800-631-4636 and follow the
  instructions                               instructions
----------------------------------------------------------------------------------

By mail, express mail or fax              Your instructions should include:
(see previous page)
                                          o  your account number
Your instructions should include:
                                          o  names of the funds, class and number
o your account number                        of shares or dollar amount you want
                                             to redeem
o name of the fund, class and number of
  shares or dollar amount you want to
  exchange
----------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                        o  To set up regular cash payments from
                                             an account, call 1-800-253-2277
----------------------------------------------------------------------------------

Using QuickSell

--                                        o  Call 1-800-253-2277
----------------------------------------------------------------------------------

On the Internet

o Register at aarp.scudder.com            --

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 To reach us:   o  Web site aarp.scudder.com

                o  Program representatives 1-800-253-2277, M-F, 8 a.m. - 8 p.m.
                   EST

                o  Confidential fax line 1-800-821-6234, always open

                o  TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

 Class AARP     o  AARP Lump Sum Service For planning and setting up a lump
 Services          sum distribution

                o AARP Legacy Service For organizing financial documents and planning the orderly transfer of assets to heirs

                o AARP Goal Setting and Asset Allocation Service For allocating assets and measuring investment progress

                o  For more information, please call 1-800-253-2277

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------

$2,500 or more for regular accounts       $50 or more for regular accounts

$1,000 or more for IRAs                   $50 or more for IRAs

                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------

By mail or express mail (see below)       Send a Scudder investment slip or
                                          short note that includes:
o Fill out and sign an application
                                          o  fund and class name
o Send it to us at the appropriate
  address, along with an investment       o  account number
  check
                                          o  check payable to "The Scudder Funds"


----------------------------------------------------------------------------------

By wire

o Call 1-800-SCUDDER for instructions     o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------

By phone

--                                        o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------

With an automatic investment plan

o Fill in the information on your         o  To set up regular investments from a
  application and include a voided check     bank checking account, call
                                             1-800-SCUDDER
----------------------------------------------------------------------------------

Using QuickBuy

--                                        o  Call 1-800-SCUDDER
----------------------------------------------------------------------------------

On the Internet

o Go to "funds and prices" at             o  Call 1-800-SCUDDER to ensure you
  myScudder.com                              have electronic services

o Print out a prospectus and a new        o  Register at myScudder.com
  account application
                                          o  Follow the instructions for buying
o Complete and return the application        shares with money from your bank
  with your check                            account
----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  Regular mail:
  First Investment: The Scudder Funds, PO Box 219669, Kansas City, MO 64121-9669

  Additional Investments: The Scudder Funds, PO Box 219664, Kansas City, MO 64121-9664

  Express, registered or certified mail:
  The Scudder Funds, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------

$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         33
existing accounts
----------------------------------------------------------------------------------

By phone or wire

o Call 1-800-SCUDDER for instructions     o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------

Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o  Call 1-800-343-2890 and follow the
  instructions                               instructions
----------------------------------------------------------------------------------

By mail, express mail or fax
(see previous page)

Your instructions should include:
                                          Your instructions should include:
o the fund, class, and account number
  you're exchanging out of                o  the fund, class and account number
                                             from which you want to sell shares
o the dollar amount or number of shares
  you want to exchange                    o  the dollar amount or number of
                                             shares you want to sell
o the name and class of the fund you
  want to exchange into                   o  your name(s), signature(s) and
                                             address, as they appear on your
o your name(s), signature(s), and            account
  address, as they appear on your account
                                          o  a daytime telephone number
o a daytime telephone number
----------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                        o  To set up regular cash payments from
                                             a Scudder account, call 1-800-SCUDDER
----------------------------------------------------------------------------------

Using QuickSell                           o  Call 1-800-SCUDDER

--
----------------------------------------------------------------------------------

On the Internet

o Register at myScudder.com               --

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class AARP and Class S shares. Certain funds have other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

 For Class AARP shares
---------------------------------------------------------------------
 Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
---------------------------------------------------------------------
 For Class S shares
---------------------------------------------------------------------
 Call SAIL(TM), the Scudder Automated Information Line, at
 1-800-343-2890
---------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the funds calculate share prices

For each share class, the price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each share class uses the following equation:

   TOTAL ASSETS - TOTAL LIABILITIES
 -------------------------------------   = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve


You should be aware that we may do any of the following:

o withhold 30.5% (30% in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; for Class S shareholders, charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders:

o        Income dividends: declared daily and paid monthly

o Short-term and long-term capital gains: November or December, or otherwise as needed

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account, all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

 Generally taxed at ordinary income rates
---------------------------------------------------------------------
 o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
 o  taxable income dividends you receive from a fund
---------------------------------------------------------------------
 o  short-term capital gains distributions you receive from a fund
---------------------------------------------------------------------

 Generally taxed at capital gains rates
---------------------------------------------------------------------
 o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
 o  long-term capital gains distributions you receive from a fund
---------------------------------------------------------------------


Dividends from the funds are generally free from federal income tax for most shareholders. However, there are a few exceptions:

o a portion of a fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because each fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we mail one copy per household. For more copies, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments or the SEC (see below). If you like, you can look over these materials and other information about the funds at the SEC's Public Reference
Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments.


AARP Investment Program from    Scudder Investments  SEC
Scudder Investments (Class      (Class S)
AARP)
------------------------------------------------------------------------------
PO Box 219735                   PO Box 219669        Public Reference Section
Kansas City, MO                 Kansas City, MO      Washington, D.C.
64121-9735                      64121-9669           20549-0102
aarp.scudder.com                myScudder.com        www.sec.gov
1-800-253-2277                  1-800-SCUDDER        1-800-942-8090







SEC File Numbers
------------------------------------------------------------------------------
Scudder High-Yield Tax-Free Fund                     811-2671
Scudder Managed Municipal Bonds                      811-2671
Scudder Medium-Term Tax-Free Fund                    811-3632



Distributor
Scudder Investor Services, Inc.
Two International Place Boston, MA 02110-4103


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2001

           Scudder Medium-Term Tax-Free Fund (Class A, B and C Shares)

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Class A, Class B and Class C shares of Scudder Medium-Term Tax-Free Fund (the "Fund"), a diversified series of Scudder Tax-Free Trust (the "Trust"), an open-end management investment company. It should be read in conjunction with the prospectus of the Shares dated October 1, 2001. The prospectus may be obtained without charge from the Fund at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received.

Scudder Medium-Term Tax-Free Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B and Class C shares. Only Class A, Class B and Class C shares of Scudder Medium-Term Tax-Free Fund are offered herein.




                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS.................................................2

INVESTMENT POLICIES AND TECHNIQUES......................................4

DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................27

PERFORMANCE............................................................31

INVESTMENT ADVISOR AND UNDERWRITER.....................................36

PORTFOLIO TRANSACTIONS.................................................43

NET ASSET VALUE........................................................44

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES..........................46

PURCHASE OF SHARES.....................................................46

REDEMPTION OR REPURCHASE OF SHARES.....................................52

SPECIAL FEATURES.......................................................55

OFFICERS AND TRUSTEES..................................................59

SHAREHOLDER RIGHTS.....................................................63




Zurich Scudder Investments, Inc. (the "Advisor") serves as the Fund's investment manager.


The financial statements appearing in the Fund's May 31, 2001 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund accompanies this document.

Investment Restrictions


The fundamental policies of the Fund set forth below may not be changed without the approval of a majority of the Fund's outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Any nonfundamental policy of the Fund may be modified by the Fund's Trustees without a vote of the Fund's shareholders.


If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.


The Fund has elected to be classified as a diversified series of an open-end management investment company.

As a matter of fundamental policy, the Fund may not:

     (1) borrow money, except as permitted under the 1940 Act as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

     (6) purchase physical commodities or contracts relating to physical commodities;

     (7) make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

Additionally, as a matter of fundamental policy, the Fund will:

     (8) have at least 80% of its net assets invested in municipal securities during periods of normal market conditions.


With respect to fundamental policy (8) above, the Fund does not consider any investments in municipal obligations that pay interest subject to the alternative minimum tax (AMT) as part of the 80% of the fund's net assets that must be invested in municipal securities.

Other Investment Policies

The Trustees have voluntarily adopted certain non-fundamental policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of the shareholders.

As a matter of non-fundamental policy, the Fund may not:

     (a) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

     (b) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
          (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

     (c) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

     (d) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     (e) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

     (f) lend portfolio securities in an amount greater than 5% of its total assets.

The foregoing non-fundamental policies are in addition to policies otherwise stated in the Prospectus or this Statement of Additional Information.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the Securities and Exchange Commission (the "SEC") that permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Investment Policies and Techniques

Except as otherwise indicated, the Fund's objectives and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that the Fund will achieve its objective. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as short selling, hedging, etc.) or a financial instrument in which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.


Scudder Medium-Term Tax-Free Fund, a diversified series of Scudder Tax-Free Trust, seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund is designed for investors seeking a higher level of federally tax-free income than normally provided by tax-free money market or other short-term investments, and more price stability than investments in long-term municipal bonds.

General Investment Objectives and Policies of Scudder Medium-Term Tax-Free Fund


The Fund will invest primarily in high-grade, intermediate-term municipal bonds. The dollar-weighted average maturity of the Fund's portfolio generally will range between five and 10 years. Within this limitation, the Fund may not purchase individual securities with effective maturities greater than 15 years. To the extent the Fund invests in high-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower-grade investments.


All income distributed by the Fund is expected to be exempt from regular federal income tax. Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities although a small portion of its income may be subject to federal tax or AMT.


The Fund's Investments. It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal securities. The municipal securities in which the Fund may invest are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes.

The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include: general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; revenue bonds; prerefunded bonds; industrial development and other private activity bonds. The Fund may also invest in variable rate demand instruments.


Although there is no current intention to do so, the Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's current intention not to invest in municipal securities whose investment income is taxable or AMT bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity, bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Normally, the Fund invests at least 65% of its net assets in municipal bonds which are rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa and A), Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") (AAA, AA and A) or their equivalents, or if not rated, judged by the Advisor to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Advisor. The Fund may, however, invest in a debt security given a certain rating by one rating agency even though one or more of the other agencies may rate the security lower. Securities must also meet credit standards applied by the Advisor. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

Under normal market conditions, the Fund expects to invest 100% of its portfolio securities in municipal securities. However, for temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may temporarily invest more than 20% of its assets in taxable securities during periods, which, in the Advisor's opinion, require a defensive position. A portion of the Fund's income may be subject to regular federal, state and local income taxes. It is impossible to predict how long such alternative strategies may be utilized.

The Fund may also invest in stand-by commitments and other puts, repurchase agreements, reverse repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions.

Risk Factors

High Yield/High Risk Bonds. As noted above, the Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or Fitch and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. [See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics].

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

A portion of the junk bonds acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.


Municipal Securities. Municipal Securities are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors, except for the possible applicability of the AMT. The two principal classifications of municipal securities are "Notes" and "Bonds."

1. Municipal Notes. Municipal Notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond Anticipation Notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

2. Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.


Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. The Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's current intention not to invest in municipal securities whose investment income is taxable or AMT bonds. For the purposes of the Fund's investment limitation
regarding   concentration  of  investments  in  any  one  industry,   industrial
development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


3. Municipal Lease Obligations and Participation Interests. A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable or fixed rate.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace in which the security trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Fund may purchase participation interests in municipal lease obligations held by banks or other financial institution in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. The Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax, if applicable, for the Fund.

4. Other Municipal Securities. There is, in addition, a variety of hybrid and special types of municipal securities as well as numerous differences in the security of municipal securities both within and between the two principal classifications above.

The Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Fund, or (3) to maintain a high quality investment portfolio or (4) to maximize the Fund's yields. A bank that issues a repurchase commitment may receive a fee from the Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that the Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The Fund will determine the variable rate demand instruments that they will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Advisor may determine that an unrated variable rate demand instrument meets the Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the Fund. The Advisor will reevaluate each unrated variable rate demand instrument held by the Fund on a quarterly basis to determine that it continues to meet the Fund's quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. The Fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by the Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

5. General Considerations. An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as one of the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act") prior to offer and sale unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal securities which were not publicly offered initially.

Securities purchased for the Fund are subject to the limitations on holdings of securities which are not readily marketable contained in the Fund's investment restrictions. The Advisor determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Advisor believes that the quality standards applicable to the Fund's investments enhance marketability. In addition, Stand-by Commitments and demand obligations also enhance marketability.

For the purpose of the Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not General Obligation Bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

The Fund expects that it will not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Fund may invest more than 25% of its total assets in municipal securities of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments, which might affect all municipal securities of a similar type. However, the Advisor believes that the most important consideration affecting risk is the quality of particular issues of municipal securities rather than factors affecting all, or broad classes of, municipal securities.

When-Issued or Forward Delivery Securities. The Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase securities on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The
Advisor does not believe that the net asset value or income of the portfolios will be adversely affected by the purchase of securities on a when-issued or forward delivery basis. The Fund will establish with its custodian a segregated account in which it will maintain cash or liquid assets, equal in value to commitments for when-issued or forward delivery securities. Such segregated securities may mature or be sold, if necessary, on or before the settlement date. The Fund will not enter into such transactions for leverage purposes.

Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals (not exceeding 397 calendar days in the case of money market funds) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments. As with any stand-by commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. [If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.] As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.


Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require that Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management, and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for the specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of that Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, that Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash or liquid assets with its custodian to the extent that obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid assets denominated in that currency equal to that Fund's obligations or to segregate liquid assets equal to the amount of that Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted or illiquid securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Fund's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; or (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Advisor will monitor the liquidity of such restricted securities subject to the supervision of the Fund's Board of Trustees. In reaching liquidity decisions, the Advisor will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Dividends, Distributions and Taxes

Dividends


The Fund intends to follow the practice of distributing substantially all of its net investment income and any excess of net realized short-term capital gains over net realized long-term capital losses. In the past, the Fund has followed the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if it appears to be in the best interest of the Fund and its shareholders, the Fund may retain all or part of such gain for reinvestment.


If the Fund does not distribute an amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, it may be subject to such tax. (See "Taxes" hereafter.) In certain circumstances, the Fund may determine that it is in the best interest of shareholders to distribute less than such an amount.

Earnings ands profits distributed to shareholders on redemptions of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.


Dividends will be declared daily and distributions of net investment income will be made monthly, normally, on the fifth from the last business day of the month. Distributions of realized capital gains, if any, are paid in November or December, although an additional distribution may be made, if necessary, and the Fund expects to continue to distribute net capital gains at least annually. Both types of distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.


A brief explanation of the form and character of the distribution accompany each distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

Income and capital gains dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select on one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.


Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares as provided in the prospectus. (See "Special Features -- Class A shares -- Combined Purchases" for a list of such other funds.) To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of at least $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Taxes


The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and has qualified as such. The Fund intends to continue to so qualify, in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level.

In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets.

As a regulated investment company qualifying under Subchapter M of the Code, the Fund is required to distribute to its shareholders at least 90 percent of its taxable net investment income and net short-term capital gain in excess of net long-term capital loss and at least 90 percent of its tax-exempt net investment income and generally is not subject to federal income tax to the extent that it distributes annually all of its taxable net investment income and net realized long-term and short-term capital gains in the manner required under the Code. The Fund intends to distribute annually all taxable and tax-exempt net investment income and net realized capital gains in compliance with applicable distribution requirements and therefore does not expect to pay federal income tax.


If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible excise tax on amounts of taxable income required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of such Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. (Investment companies with taxable years ending on November 30 or December 31 may make an irrevocable election to measure the required capital gain distribution using their actual taxable year.) Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the best interest of the Fund and its shareholders.

Investment company taxable income includes dividends, taxable interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward or post-October loss of the Fund from the prior fiscal year. As of May 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $2,889,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008, the expiration date.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon, the Fund will elect to treat such capital gains as having been distributed to its shareholders. As a result, shareholders will report such capital gains as long-term capital gains will be able to claim a proportionate share of federal income taxes paid by the Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit. However, retention of such gains by the Fund may cause the Fund to be liable for an excise tax on all or a portion of those gains.


Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.


Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Distributions to shareholders of tax-exempt interest earned by such Fund for the taxable year are therefore not subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.


If the Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a tax-exempt bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Under prior law, the treatment of market discount as ordinary income did not apply to tax-exempt obligations. Gain on the disposition of a tax-exempt obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Since no portion of the income of the Fund will be comprised of dividends from domestic corporations, none of the income distributions of the Fund will be eligible for the 70% deduction for dividends received from the Fund by its corporate shareholders.


Properly  designated  distributions of the excess of net long-term  capital gain over net short-term capital loss are taxable as long-term capital gains, regardless of the length of time the shares of the Fund involved have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction to corporate shareholders of the Fund. Any loss realized upon the redemption of shares of the Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Any short-term capital loss realized upon the redemption of shares of the Fund within six months from the date of their purchase will be disallowed to the extent of any tax-exempt dividends received with respect to such shares. Any loss realized on the redemption of shares of the Fund may be disallowed if shares of the same Fund are purchased (including shares purchased under the dividend investment plan or the automatic reinvestment plan) within 30 days before or after such redemption.


Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the 20% AMT. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the 26% and 28% AMT.

Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund issues to its shareholders a statement of the federal income tax status of all distributions, including a statement of the percentage of the prior calendar year's distributions which were designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the AMT, and the source of such distributions on a state-by-state basis. All distributions of taxable or tax-exempt net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and distributions declared in October, November or December to shareholders as of a record date in such a month will be deemed to have been received by shareholders in December if paid during January of the following year. Redemptions of shares including exchanges for shares of another Scudder Fund may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them (to the extent that such distribution is from taxable income or gain).


In some cases, shareholders of the Fund will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.


All futures contracts and all options on futures contracts written or purchased will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss.

Positions of the Fund, which consist of at least one debt security not governed by Section 1256 and at least one futures contract or option on a futures contract governed by Section 1256 which substantially diminishes the risk of loss with respect to such debt security, will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent their disqualification as regulated investment companies for federal income tax purposes.


Under the federal income tax law, the Fund will be required to report to the IRS all distributions of taxable income, capital gains and gross proceeds from the redemption or exchange of shares, except in the case of certain exempt shareholders. Under the "backup withholding" tax provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of shares are generally subject to withholding of federal income tax at the rate of 30.5% (30% in 2002 and 2003) in the case of non-exempt shareholders who fail to furnish a regulated investment company with their taxpayer identification numbers and with their required certifications regarding their status under the federal income tax law. Under a special exception, distributions of taxable income and capital gains of the Fund will not be subject to backup withholding if each reasonably estimates that at least 95% of all such distributions will consist of tax-exempt interest dividends. However, the proceeds from the redemption or exchange of shares of the Fund may be subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether distributed in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as to the users of the facilities financed by bonds in its portfolio.


Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future. The Fund will monitor developments in this area and consider whether changes in its objectives or policies are desirable.


Shareholders may be subject to state and local taxes on distributions from the Fund and redemptions of the shares of the Fund. Some states exempt from the state personal income tax distributions received from a regulated investment company to the extent such distributions are derived from interest on obligations issued by such state or its municipalities or political subdivisions.

The Fund is organized as a Massachusetts business trust or a series of such trust and is not liable for any income or franchise tax in The Commonwealth of Massachusetts provided that each qualifies as a regulated investment company under the Code.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations and applicable state and local tax laws.

Certain political events, including federal elections and future amendments to federal income tax laws, may affect the desirability of investing in the Fund.

Performance

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class. Class A, B and C shares are newly offered and therefore have no available performance information.

Performance figures for Class A, B and C shares are derived from the historical performance of Class S shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 4.50% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.


The returns in the chart below assume reinvestment of distributions at net asset value and represent adjusted performance figures of the Class A, B and C shares of the Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1


Where:
                 T         =       Average Annual Total Return
                 P         =       a hypothetical initial investment of $1,000
                 n         =       number of years
                 ERV       =       ending redeemable value:  ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period



      Average Annual Total Returns for the Period Ended May 31, 2001 (1)(2)



                                              1 Year      5 Years      10 Years
                                              ------      -------      --------

Scudder Medium-Term Tax-Free Fund - Class A     6.75%        4.69%       5.81%
Scudder Medium-Term Tax-Free Fund - Class B     5.89%        4.27%       5.26%
Scudder Medium-Term Tax-Free Fund - Class C     8.92%        4.46%       5.28%

(1) Because Class A, B and C shares did not commence operations until June 11, 2001, the returns for Class A, B and C shares for the period prior to their introduction are based upon the performance of Class S shares as described above.


(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1
Where:

                 C         =       Cumulative Total Return
                 P         =       a hypothetical initial investment of $1,000
                 ERV       =       ending  redeemable value: ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


         Cumulative Total Returns for the Period Ended May 31, 2001 ^(1)


                                                 1 Year      5 Years   10 Years
                                                 ------      -------   --------


Scudder Medium-Term Tax-Free Fund-- Class A      6.75%       25.75%     75.85%
Scudder Medium-Term Tax-Free Fund-- Class B      5.89%       23.23%     66.91%
Scudder Medium-Term Tax-Free Fund-- Class C      8.92%       24.39%     67.33%

(1) Because Class A, B and C shares were not introduced until June 11, 2001, the returns for Class A, B and C shares for the period prior to their introduction are based upon the performance of Class S shares as described above.


Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Fund's and classes' performance data.

Quotations of the Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

SEC Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield, sometimes referred to as the Fund's "SEC yield," is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b/cd + 1)^6 - 1]

 Where:
   a   =   Dividends and interest earned during the period
   b   =   Expenses accrued for the period (net of expense maintenance)
   c   =   The average daily number of shares outstanding during the period that were entitled to receive dividends
   d   =   The maximum offering price per share on the last day of the period



                 Yields for the 30-day period ended May 31, 2001

Scudder Medium-Term Tax-Free Fund - Class S (1)              3.54%

(1) Because Class A, B and C shares did not commence operations until June 11, 2001, the returns for Class S shares are presented.

Tax-Equivalent Yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming a reinvestment of all dividends paid during such period (a method known as "semiannual compounding"). Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description in d., above) which is tax-exempt by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

                    Tax-Equivalent Yields as of May 31, 2001


                                                          TAXABLE EQUIVALENT*


                                                              28%               31%           36%           39.6%
Fund                                                      Tax Bracket     Tax Bracket    Tax Bracket      Tax Bracket
----                                                      -----------     -----------    -----------      -----------

Scudder Medium-Term Tax-Free Fund-- Class S ^(1)             4.92%           5.13%          5.53%             5.86%

* Based on federal income tax rates in effect for the taxable year.

(1) Because Class A, B and C shares did not commence operations until June 11, 2001, the returns for Class S shares are presented.



Tax-Exempt Income vs. Taxable Income


The following table illustrates comparative yields from taxable and tax-exempt obligations under federal income tax rates in effect for the 2000 calendar year.

FEDERAL

Tax Equivalent Yields
2000

                                    Effective   Combined and                       Effective    Effective    Combined and
      Taxable         Effective      Federal    Federal Tax     Taxable Income     State         Federal     Federal Tax
   Income Single     State Rate*     Rate**        Bracket           Joint           Rate*       Rate**         Bracket
   -------------     -----------     ------        -------           -----           -----       ------         -------
0 - 27,050              0.00%        15.00%        15.00%          0 - 45,200        0.00%       15.00%         15.00%
27,051 - 65,550         0.00%        27.50%        27.50%       45,201 - 109,250     0.00%       27.50%         27.50%
65,551 - 136,750        0.00%        30.50%        30.50%      109,251 - 166,450     0.00%       30.50%         30.50%
136,751 - 297,300       0.00%        35.50%        35.50%      166,451 - 297,300     0.00%       35.50%         35.50%
over 297,300            0.00%        39.10%        39.10%         over 297,300       0.00%       39.10%         39.10%


                     If your  combined  federal and state  effective tax rate in 2000 is:

                        15.00%       27.50%       27.50%       30.50%      30.50%       35.50%       35.50%      39.10%
To   match    these
tax-free yields:                        Your taxable investment would have to earn the following yield:

       2.00%            2.35%         2.76%        2.76%        2.88%       2.88%        3.10%        3.10%       3.28%
       3.00%            3.53%         4.14%        4.14%        4.32%       4.32%        4.65%        4.65%       4.93%
       4.00%            4.71%         5.52%        5.52%        5.76%       5.76%        6.20%        6.20%       6.57%
       5.00%            5.88%         6.90%        6.90%        7.19%       7.19%        7.75%        7.75%       8.21%
       6.00%            7.06%         8.28%        8.28%        8.63%       8.63%        9.30%        9.30%       9.85%
       7.00%            8.24%         9.66%        9.66%       10.07%       10.07%      10.85%       10.85%       11.49%
       8.00%            9.41%        11.03%       11.03%       11.51%       11.51%      12.40%       12.40%       13.14%
       9.00%            10.59%       12.41%       12.41%       12.95%       12.95%      13.95%       13.95%       14.78%

Please note:

1)   This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Pennsylvania Personal Income Tax law; however, Pennsylvania taxable income may vary due to differences in exemptions, itemized deductions, and other items.

*    2000 rates

**   2001 rates

Example:


Based on 2000 federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $50,000 would have to earn a tax-equivalent yield of )____6.90% in order to match a tax-free yield of ____5%.


There is no guarantee that the fund will achieve a specific yield. While most of the income distributed to the shareholders of the Fund will be exempt from federal income taxes, portions of such distributions may be subject to federal income taxes. Distributions may also be subject to state and local taxes.

As described above, average annual total return, cumulative total return, total return, yield, and tax-equivalent yield are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Average annual total return, cumulative total return, total return, yield, and tax-equivalent yield for the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Investors should be aware that the principal of the Fund is not insured.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests.

From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Fund literature, members of the Board and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.



Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, the fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include the fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund.


Investment Advisor and Underwriter

Investment Advisor. Zurich Scudder Investments, Inc. (the "Advisor"), Two International Place, Boston, Massachusetts, an investment counsel firm, acts as investment advisor to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., ("Scudder") is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich
Financial Services. The Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.


The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.


A new investment management agreement (the "Agreement") for the Fund was last approved by the Board on February 5, 2001 and became effective on June 11, 2001. The Agreement continues in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' notice and automatically terminates in the event of its assignment.


Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York; Boston, Massachusetts and Chicago, Illinois) of the Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.


For these services, as of July 31, 2000, the Fund pays the Advisor at an annual rate of 0.60 of 1% of the first $500 million of average daily net assets, 0.50 of 1% of such assets in excess of $500 million, and 0.475 of 1% of such assets over $1 billion, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the year ended December 31, 1998, the Fund's fees pursuant to such Agreement amounted to $3,867,414. For the five-month period ended May 31, 1999, and the fiscal years ended May 31, 2000 and May 31, 2001, the fees imposed amounted to $1,588,972, $3,392,370 and $3,432,660, respectively.


Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.


The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.


In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of Shares of the Fund.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.



AMA InvestmentLink(SM) Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Fund, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Administrative Fee. The Fund has entered into an administrative services agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.175% for Class A, 0.225% for Class B and 0.200% of Class C of the average daily net assets of the applicable class.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes net asset value for the Fund and maintains its accounting records. Scudder Investments Service Company, also a subsidiary of the Advisor, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank holds the portfolio securities of the Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Willkie Farr and Gallagher acts as general counsel for the Fund.

The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the Advisor an Administrative Fee.

The Administrative Agreement has an initial term of three years, subject to earlier termination by the Fund's Board. The fee payable by the Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the independent trustees (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Principal Underwriter. Pursuant to separate underwriting and Distribution Services Agreements ("Distribution Agreements"), and a separate Shareholder Services Agreement ("Services Agreement") Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, B and C shares of the Fund and acts as agent of the Fund in the continuous offering of its Shares. SDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of Shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Trustees or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the distribution agreement or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The distribution agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

The Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of Trustees for the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Agreement. The Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of the Fund may be by a vote of (i) the majority of the Board of Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement or a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Rule 12b-1 Plan

Distribution Services. The Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to SDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

For its services under the distribution agreement, SDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreement, SDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges.





Shareholder Services. Pursuant to the Rule 12b-1 Plan, shareholder or administrative services are provided to the Fund on behalf of Class A, B and C shareholders under a shareholder services agreement ("shareholder agreement") with

SDI. SDI bears all its expenses of providing services pursuant to the shareholder agreement between SDI and the Fund, including the payment of service fees. The Fund pays SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of each class.

SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the Fund. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the shareholder agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder services. The Board of Trustees of the Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future

Certain trustees or officers of the Fund are also directors or officers of the Advisor or SDI, as indicated under "Officers and Trustees."

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, a subsidiary of the Advisor, computes net asset value for the Fund. Prior to the implementation of the Administrative Agreement, the Fund paid SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.0040% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the year ended December 31, 1998, the amounts charged to the Fund by SFAC aggregated $93,421. For the five-month period ended May 31, 1999, the amount charged by SFAC to the Fund aggregated $38,815, of which $7,681 was unpaid at May 31, 1999. For the fiscal year ended May 31, 2000, the amount charged by SFAC to the Fund aggregated $84,065, of which $6,243 was unpaid at May 31, 2000. For the fiscal year ended May 31, 2001, the amount charged by SFAC to the Fund aggregated $15,293, all of which was paid at May 31, 2001.

Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian has custody of all securities and cash of the Fund held outside the United States. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund's Class A, B and C shares. SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.


Independent Accountants and Reports to Shareholders. The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Portfolio Transactions


Brokerage Commissions. Allocation of brokerage may be determined by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Distributors, Inc. ("SDI") with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or the Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor will not place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the  maximum  extent  feasible,  it is expected  that the Advisor  will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research services from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Trustees review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover


The portfolio turnover rate of the Fund (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturates at the time of acquisition were one year or less). For the five months ended May 31, 1999, and the fiscal years ended May 31, 2000 and May 31, 2001, the portfolio turnover rates were 13% (annualized), 21% and 21%, respectively.


Net Asset Value


The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

Purchase, Repurchase and Redemption of Shares


Fund Shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for Class A, B or C is $1,000 and the minimum subsequent investment is $50 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates. A certified check is not necessary, but checks are only accepted subject to collection of full face value in U.S. funds and must be drawn, or payable through, a U.S. bank.


Purchase of Shares

Alternative Purchase Arrangements. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution/services fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                    Annual 12b-1 Fees^(1)
                                                    (as a % of average
              Sales Charge                          daily net assets)           Other Information
              ------------                          -----------------           -----------------


Class A       Maximum initial sales charge of                 0.25%             Initial sales charge
              2.75% of the public offering                                      waived or reduced for
              price(2)                                                          certain purchases

Class B       Maximum contingent deferred sales               1.00%             Shares convert to Class A
              charge of 4% of redemption                                        shares six years after
              proceeds; declines to zero after                                  issuance
              six years

Class C       Contingent deferred sales charge of             1.00%             No conversion feature
              1% of redemption proceeds for
              redemptions made during first year
              after purchase


(1)  There is a service fee of 0.25% for each class.

(2) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

The minimum initial investment for each of Class A, B and C of the Fund is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership of the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.


Initial Sales Charge Alternative - Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                        Allowed to Dealers
                                           As a Percentage of     As a Percentage of    As a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*       Offering Price
------------------                            --------------       ----------------       --------------

Less than $100,000                                2.75%                 2.83%                  2.25%
$100,000 but less than $250,000                   2.50%                 2.56%                  2.00%
$250,000 but less than $500,000                   2.00%                 2.04%                  1.75%
$500,000 but less than $1 million                 1.50%                 1.52%                  1.25%
$1 million and over                               0.00**                0.00**                  ***


*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.


***  Commission is payable by SDI as discussed below.

The Fund receives the entire net asset value of all its shares sold. SDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, SDI will consider the cumulative amount invested by the purchaser in the Fund and other Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund or of any other Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.


Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unit holders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."


SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for SDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of Shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent (KemFlex Plans). Orders for Class B shares or Class C shares for KemFlex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A shares at net asset value when the combined subaccount value in a Fund or other Funds or other plan investments listed under "Special Features -- Class A shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," Letter of Intent" and "Cumulative Discount" features described under "Special Features." For purposes of redirecting contributions, KemFlex Plan values will be calculated annually.

KemFlex Plans that satisfy each of the conditions described below may direct the Shareholder Service Agent to convert plan assets invested in Class B shares to Class A shares at net asset value without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a KemFlex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Scuder Funds or other investments maintained on the subaccount recordkeeping system of the Shareholder Service Agent; (2) the plan must have elected to purchase Class A shares of the Scudder Funds at net asset value for future contributions to be invested in Scudder Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Shareholder Service Agent for at least four years. When eligible, KemFlex Plan sponsors must elect in writing to the Shareholder Service Agent in order to convert plan assets from Class B shares to Class A shares.

For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. In particular, for information concerning the eligibility of investors to purchase Class A shares at net asset value, see "Purchase of Shares - Initial Sales Charge Alternative" and for information on special rules for aggregating assets of KemFlex Plans for eligibility for the Combined Purchase and related features, see "Special Features -- Class A shares -- Combined Purchases." Financial services firms may receive different compensation depending upon which class of shares they sell.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to tome, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.


The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.


Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 30.5% (30% in 2002 and 2003) of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

Redemption or Repurchase of Shares


General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Quick-Sell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $800 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and Quick-Sell transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through Quick-Buy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to SDI, which the Fund has authorized to act as its agent. There is no charge by SDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by SDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by SDI prior to the close of SDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through Quick-Buy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge -- Large  Order NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.


Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

Year of Redemption                         Contingent Deferred
After Purchase                                 Sales Charge
--------------                                 ------------
First                                               4%
Second                                              3%
Third                                               3%
Fourth                                              2%
Fifth                                               2%
Sixth                                               1%


The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent
(g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (g) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any other Scudder Fund listed under "Special Features -- Class A shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Scudder Fund under "Special Features -- Class A shares -- Combined Purchases". A shareholder of the Fund or other Scudder Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of the Fund or other Scudder Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Scudder Funds listed under "Special Features -- Class A shares -- Combined Purchases."
Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Scudder Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.


Redemption in Kind. Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Share at the beginning of the period.

Special Features

Class A  Shares  --  Combined  Purchases.  The  Fund's  Class A  shares  (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Cash Reserves Fund, Scudder Contrarian Fund, Scudder Florida Tax-Free Income Fund, Scudder Growth Fund, Scudder High Yield Opportunity Fund, Scudder Income and Capital Preservation Fund, Scudder International Research Fund, Scudder Focus Growth Fund, Scudder Municipal Bond Fund, Scudder New Europe Fund, Scudder New York Tax-Free Income Fund, Scudder Research Fund, Scudder Target 2010 Fund, Scudder Target 2011 Fund, Scudder Retirement Fund -- Series III, Scudder Retirement Fund -- Series IV, Scudder Retirement Fund -- Series V, Scudder Retirement Fund -- Series VI, Scudder
Retirement Fund -- Series VII, Scudder S&P 500 Stock Index Fund, Scudder Short-Term U.S. Government Fund, Scudder Small Cap Value Fund, Scudder Small Capitalization Equity Fund, Scudder Strategic Income Fund, Scudder Target 2010 Fund, Scudder Technology Fund, Scudder U.S. Government Securities Fund, Scudder Value+Growth Fund, Scudder Worldwide 2004 Fund, Scudder-Dreman Financial Services Fund, Scudder-Dreman High Return Equity Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High Yield Tax-Free Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Pathway Series - Conservative Portfolio, Scudder Pathway Series - Growth Portfolio, Scudder Pathway Series - Moderate Portfolio, Scudder Technology Innovation Fund, Scudder Emerging Markets Growth Fund, Scudder Greater Europe Growth Fund, Scudder Latin America Fund, Scudder Pacific Opportunities Fund, Scudder Gold Fund, Scudder Short-Term Bond Fund, Scudder Income Fund, and Scudder High Yield Bond Fund (the "Scudder Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Scudder Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Scudder Funds," (b) all classes of shares of any Scudder Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash
Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C  Shares.  Class C shares  of the Fund and  Class C shares  of any  other
Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves
Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Scudder Investments Service

Company, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Scudder Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form. The $1,000 account balance minimum does not apply to Individual Retirement Accounts.

Quick-Buy and Quick-Sell. Quick-Buy and Quick-Sell permits the transfer of money via the Automated ClearingHouse System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem Shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through Quick Buy and Quick-Sell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in Quick-Buy and Quick-Sell, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in Quick-Buy and Quick-Sell, a shareholder can initiate a transaction by calling Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. Quick-Buy and Quick-Sell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum is $50 and the maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated ClearingHouse debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.


Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Officers and Trustees


The officers and trustees of the Trust, their ages, their principal occupations and their affiliations, if any, with the Advisor and Scudder Distributors, Inc., are as follows:


                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder
Name, Age, and Address            Position with Fund      Principal Occupation**                  Distributors, Inc.
----------------------            ------------------      --------------------                    --------------

Henry P. Becton, Jr. (57)          Trustee                 President, WGBH Educational Foundation       --

WGBH
125 Western Avenue
Allston, MA 02134


Linda C. Coughlin (49)+*           Chairperson, Trustee    Managing Director of Zurich Scudder     Director and Vice
                                   and President           Investments, Inc.                       Chairperson

Dawn-Marie Driscoll (54)           Trustee                 Executive Fellow, Center for Business        --
4909 SW 9th Place                                          Ethics, Bentley College; President,
Cape Coral, FL  33914                                      Driscoll Associates (consulting firm)

Edgar R. Fiedler (72)              Trustee                 Senior Fellow and Economic Counselor,        --
50023 Brogden                                              The Conference Board, Inc.
Chapel Hill, NC                                            (not-for-profit business research
                                                           organization)



Keith R. Fox (47)                  Trustee                 Private Equity Investor, General             --
10 East 53rd Street                                        Partner, Exeter Group of Funds
New York, NY  10022



Jean Gleason Stromberg (57)        Trustee                 Consultant; Director, Financial              --
3816 Military Road, NW                                     Institutions Issues, U.S. General
Washington, D.C.                                           Accounting Office (1996-1997);
                                                           Partner, Fulbright & Jaworski (law
                                                           firm) (1978-1996)



Jean C. Tempel (58)                Trustee                 Managing  Director, First Light              --
60 State Street, 5th Floor                                 Capital, LLC (venture capital firm)
Boston, MA 02109

Steven Zaleznick (46)*             Trustee                 President and CEO, AARP Services, Inc.       --
601 E Street
Washington, D.C. 20004



Thomas V. Bruns (44)#              Vice President          Managing Director of Zurich Scudder     President
                                   Investments, Inc.



William F. Glavin (43)#            Vice President          Managing Director of Zurich Scudder     Vice President
                                   Investments, Inc.



James E. Masur (41)+               Vice President          Senior Vice President of Zurich              --
                                                           Scudder Investments, Inc.

Kathryn L. Quirk (48)+             Vice President and      Managing Director of Zurich Scudder     Director, Senior Vice
                                   Assistant Secretary     Investments, Inc.                       President, Chief Legal

                                                                                                   Officer and Vice President


Howard S. Schneider (44)#          Vice President          Managing Director of Zurich Scudder     Vice President
                                   Investments, Inc.


                                       60

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder
Name, Age, and Address            Position with Fund      Principal Occupation**                  Distributors, Inc.
----------------------            ------------------      --------------------                    --------------

John R. Hebble (43)+               Treasurer               Senior Vice President of Zurich         Assistant Treasurer
                                                           Scudder Investments, Inc.

Thomas Lally (34)+                 Assistant Treasurer     Senior Vice President of Zurich              --
                                                           Scudder Investments, Inc.

Brenda Lyons (38)+                 Assistant Treasurer     Senior Vice President of Zurich              --
                                                           Scudder Investments, Inc.

Caroline Pearson (39)+             Assistant Secretary     Managing Director of Zurich Scudder     Clerk
                                                           Investments, Inc.; Associate, Dechert
                                                           Price & Rhoads (law firm) 1989 - 1997

John Millette (39)+                Vice President and      Vice President of Zurich Scudder             --
                                   Secretary               Investments, Inc.

Philip G. Condon (50)+             Vice President          Managing Director of Zurich Scudder          --
                                   Investments, Inc.



Ashton P. Goodfield (36)+          Vice President          Senior Vice President of Zurich              --
                                                           Scudder Investments, Inc.



* Ms. Coughlin and Mr. Zaleznick are considered by the Fund and its counsel to be persons who are "interested persons" of the Advisor or of the Trust, within the meaning of the 1940 Act.

** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+    Address: Two International Place, Boston, Massachusetts

++   Address: 345 Park Avenue, New York, New York

#    222 South Riverside Plaza, Chicago, Illinois

@    101 California Street, San Francisco, California

The Trustees and Officers of the Trusts also serve in similar capacities with other Scudder Funds.

Certain accounts for which the Advisor acts as investment advisor owned 8,451,448 shares in the aggregate, or 16.32% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class S on August 31, 2001. The Advisor may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

As of August 31, 2001, 5,592,668 shares in the aggregate, or 10.80% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

As of August 31, 2001, 13,715 shares in the aggregate, or 9.93% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc. for Eric, R. Kirk, F. Scott Seiler, Trustees for Catherine Seiler Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of August 31, 2001, 12,781 shares in the aggregate, or 9.26% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc. for John McGhee, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of August 31, 2001, 7,862 shares in the aggregate, or 5.69% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc. for Charles and Fran Joy, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of August 31, 2001, 7,232 shares in the aggregate, or 5.23% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc. for William and Francis Duncan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.


To the best of the Fund's knowledge, no person owned of record more than 5% of the outstanding shares of any class of the Fund, except as stated above.

Remuneration

Responsibilities of the Board -- Board and Committee Meetings

The Board of Trustees of the Trust is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with Zurich Scudder Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

The Board of Trustees meets at least quarterly to review the investment performance of the Fund of the Trust and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the quality and efficiency of the various other services provided, costs incurred by Scudder and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

All of the Independent Trustees serve on the Committee of Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees of the Fund

Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.


The Independent Trustees also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 2000 from each Trust and from all of the Scudder funds as a group.



                                        Scudder
             Name                   Tax-Free Trust*           All Scudder Funds
             ----                   ---------------           -----------------
Henry P. Becton, Jr.                      $3,370               $159,093 (funds)
Dawn-Marie Driscoll                        5,421                157,162 (funds)
Edgar R. Fiedler+**                        3,796                303,974 (funds)
Keith R. Fox**                            30,313                181,913 (funds)
Jean Gleason Stromberg**                   3,370                100,371 (funds)
Jean C. Tempel                             3,370                152,487 (funds)


*    Scudder Tax-Free Trust consists of one fund: Scudder  Medium-Term  Tax-Free
     Fund

** On July 13, 2000, shareholders of the Fund elected a new Board of Trustees. See the "Trustees and Officers" section for the newly-constituted Board of Trustees.

+ Mr. Fiedler's total compensation includes the $______ accrued, but not received, through the deferred compensation program.


Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.

Shareholder Rights


Scudder Medium-Term Tax-Free Fund is a series of Scudder Tax-Free Trust, a Massachusetts business trust established under a Declaration of Trust dated December 28, 1982, as amended. The name and investment objectives of the Fund were changed effective November 1, 1990. The Fund's authorized capital consists of an unlimited number of shares of beneficial interest, $.01 par value. The Fund is further divided into five classes of shares: Class AARP, Class S, Class A, Class B, and Class C. Only Classes A, B and C are offered in this Statement of Additional Information.


The Trustees of the Trust have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of the Fund has equal rights with each other share of the Fund as to voting, dividends and liquidation. If more than one series of shares were issued and a series were unable to meet its obligations, the remaining series might have to assume the unsatisfied obligations of that series. All shares issued and outstanding will be fully paid and non-assessable by the Fund and redeemable as described in this Statement of Additional Information and in the Fund's prospectuses.

The Trustees of the Trust, in their discretion, may authorize the division of shares of each of their respective Funds (or shares of a series) into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes (which under present regulations would require the Funds first to obtain an exemptive order of the SEC), nor of changing the method of distribution of shares of the Funds.

Currently, the assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of SMT. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

Pursuant to the approval of a majority of stockholders, the Trustees of the Trust have the discretion to retain the current distribution arrangement while investing in a master fund in a master/feeder fund structure if the Board determines that the objectives of the Fund would be achieved more efficiently thereby.

The Fund's Declaration of Trust provides that obligations of the Fund involved are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund involved will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund involved.

The Fund's activities are supervised by the Trust's Board of Trustees. The Trust adopted a plan on pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Trust to establish a multiple class distribution system for the Funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined in Section 2(b) below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

Each share of each class of the Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of the Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more classes of the Fund, in which case only the shareholders of such class or classes of the Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Trust and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Additional Information

Other Information

The CUSIP numbers of the classes are:

Class A: 811236-603

Class B: 811236-702

Class C: 811236-801

The Fund has a fiscal year ending May 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Portfolio securities of the Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

The firm of Willkie Farr & Gallagher is legal counsel for the Fund.


The name "Scudder Tax-Free Trust" is the designation of the Trust for the time being under an Amended and Restated Declaration of Trust dated December 8, 1987, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust of the Fund is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund as no other series of the Trust assumes any liabilities for obligations entered into on behalf of the Fund.


The Fund's Shares prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Financial Statements


The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2001, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.


Ratings of Municipal Obligations

The six highest ratings of Moody's for municipal bonds are Aaa, Aa, A, Baa, Ba and B. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. Together with securities rated A and Baa, they comprise investment grade securities. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Securities rated Baa are considered medium grade, with factors giving security to principal and interest adequate at present but may be unreliable over any period of time. Such bonds have speculative elements as well as investment grade characteristics. Securities rated Ba or below by Moody's are considered below investment grade. Moody's judges municipal bonds rated Ba to have speculative elements, with very moderate protection of interest and principal payments and thereby not well safeguarded under any future conditions. Municipal bonds rated B by Moody's generally lack characteristics of desirable investments. Long-term assurance of the contract terms of B-rated municipal bonds, such as interest and principal payments, may be small. Securities rated Ba or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

The six highest ratings of S&P for municipal bonds are AAA (Prime), AA (High grade), A (Good grade), BBB (Investment grade), BB (Below investment grade) and
B. Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and to repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds of this category than for bonds of higher rated categories. Securities rated BB or below by S&P are considered below investment grade. Debt rated BB by S&P faces major ongoing uncertainties or exposure to adverse conditions which could lead to inadequate capacity to meet timely interest and principal payments. Municipal bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Securities rated BB or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

S&P's top ratings for municipal notes are SP1 and SP2. The designation SP1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An SP2 designation indicates a satisfactory capacity to pay principal and interest.

The six highest ratings of Fitch for municipal bonds are AAA, AA, A, BBB, BB and
B. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Securities rated BB or below by Fitch are considered below investment grade. Fitch considers bonds rated BB to be speculative because the issuer's ability to pay interest and repay principal may be affected over time by adverse economic changes, although financial alternatives can be identified to assist the issuer in meeting its obligations. While bonds rated B are currently meeting debt service requirements, they are considered highly speculative in light of the issuer's limited margin of safety. Securities rated BB or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Commercial Paper Ratings

Commercial  paper rated A1 or better by S&P has the  following  characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

The rating F1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity;
(2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within the above categories.

Recently comparatively short-term obligations have been introduced in the municipal market. S&P, Moody's and Fitch rate such obligations. While the factors considered in municipal credit evaluations differ somewhat from those relevant to corporate credits, the rating designations and definitions used with respect to such obligations by S&P and Moody's are the same, respectively, as those used in their corporate commercial paper ratings.

Glossary

     1.   Bond

          A contract by an issuer (borrower) to repay the owner of the contract (lender) the face amount of the bond on a specified date (maturity date) and to pay a stated rate of interest until maturity. Interest is generally paid semiannually in amounts equal to one half the annual interest rate.

     2.   Debt Obligation

          A  general  term  which   includes  fixed  income  and  variable  rate
          securities, obligations issued at a discount and other types of securities which evidence a debt.

     3.   Discount and Premium

          (a)  Market Discount and Premium

               A discount (premium) bond is a bond selling in the market at a price lower (higher) than its face value. The amount of the market discount (premium) is the difference between market price and face value.

          (b)  Original Issue Discount

               An original issue discount is the discount from face value at which the bond is first offered to the public.

     4.   Face Value

          The value of a bond that appears on the face of the bond, unless the value is otherwise specified by the issuing company. Face value is ordinarily the amount the issuing company promises to pay at maturity. Face value is not an indication of market value.

     5.   Liquidation

          The process of converting securities or other property into cash.

     6.   Maturity

          The date on which the principal amount of a debt obligation comes due by the terms of the instrument.

     7.   Municipal Security

          Securities issued by or on behalf of states, territories and possessions of the United States, their political subdivisions, agencies and instrumentalities and the District of Columbia and other issuers, the interest from which is, at the time of issuance in the opinion of bond counsel for the issuers, exempt from federal income tax, except for the applicability of the AMT.

     8.   Net Asset Value Per Share

          The value of each share of the Fund for purposes of sales and redemptions.

     9.   Net Investment Income


          The net investment income of a Fund is comprised of its interest income, including accretion of original issue discounts, less amortization of premiums and expenses paid or accrued computed under Generally Accepted Accounting Principles in the United States of America (GAAP).


     10.  Par Value

          Par value of a bond is a dollar amount representing the denomination and assigned value of the bond. It signifies the dollar value on which interest on the bonds is computed and is usually the same as face value and maturity value for an individual bond. For example, most bonds are issued in $1,000 denominations and they have a face value, maturity value and par value of $1,000. Their market price can of course vary significantly from $1,000 during their life between issuance and maturity.

     11.  Series


          Scudder Medium-Term Tax-Free Fund is in one investment company -- Scudder Tax-Free Trust.

                        SCUDDER MEDIUM-TERM TAX-FREE FUND

                       A series of Scudder Tax Free Trust

                     A Mutual Fund Which Seeks a High Level
     of Income Free from Regular Federal Income Taxes and to Limit Principal
                                   Fluctuation

                                       and

                         SCUDDER MANAGED MUNICIPAL BONDS
                       A series of Scudder Municipal Trust

                   A Mutual Fund Which Seeks to Provide Income
     Exempt from Regular Federal Income Tax While Actively Seeking to Reduce
         Downside Risk as Compared with Other Tax-Free Income Funds and


                        SCUDDER HIGH-YIELD TAX-FREE FUND

                       A series of Scudder Municipal Trust

                     A Mutual Fund Which Seeks to Provide a
           High Level of Income Exempt from Regular Federal Income Tax


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                          Class AARP and Class S shares


                                 October 1, 2001



--------------------------------------------------------------------------------


This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus of Scudder Medium-Term Tax-Free Fund, and Scudder High-Yield Tax-Free Fund and the prospectus of Scudder Managed Municipal Bonds dated October 1, 2001, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

The Annual Reports to Shareholders of Scudder Medium-Term Tax-Free Fund, Scudder Managed Municipal Bonds and Scudder High-Yield Tax-Free Fund, each dated May 31, 2001, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information. The Annual Report to Shareholders may also be obtained without charge by calling 1-800-SCUDDER.


This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS


                                                                                                                  Page


THE FUNDS AND THEIR OBJECTIVES.......................................................................................1
         General Investment Objectives and Policies of Scudder Medium-Term
              Tax-Free Fund..........................................................................................1
         General Investment Objectives and Policies of Scudder Managed
              Municipal Bonds........................................................................................2
         General Investment Objectives and Policies of Scudder High-Yield

              Tax-Free Fund..........................................................................................3
         Risk Factors................................................................................................5
         Master/feeder Structure.....................................................................................6
         Interfund Borrowing and Lending Program.....................................................................7
         Specialized Investment Techniques Common to the Funds.......................................................7
         Investment Restrictions....................................................................................27

PURCHASES...........................................................................................................28
         Additional Information About Opening An Account............................................................28
         Minimum Balances...........................................................................................30
         Additional Information About Making Subsequent Investments.................................................31
         Additional Information About Making Subsequent Investments by QuickBuy.....................................31
         Checks.....................................................................................................32
         Wire Transfer of Federal Funds.............................................................................32
         Share Price................................................................................................32
         Share Certificates.........................................................................................33
         Other Information..........................................................................................33

EXCHANGES AND REDEMPTIONS...........................................................................................33
         Exchanges..................................................................................................33
         Redemption by Telephone....................................................................................35
         Redemption By QuickSell....................................................................................36
         Redemption by Mail or Fax..................................................................................36
         Redemption by Checkwriting.................................................................................36
         Redemption-in-Kind.........................................................................................37
         Other Information..........................................................................................37

FEATURES AND SERVICES OFFERED BY THE FUNDS..........................................................................37
         Internet Access............................................................................................38
         Dividend and Capital Gain Distribution Options.............................................................38
         Reports to Shareholders....................................................................................39
         Transaction Summaries......................................................................................39


SPECIAL PLAN ACCOUNTS...............................................................................................40
         Automatic Withdrawal Plan..................................................................................41
         Cash Management System -- Group Sub-Accounting Plan for Trust Accounts,
              Nominees and Corporations.............................................................................41
         Automatic Investment Plan..................................................................................41
         Uniform Transfers/Gifts to Minors Act......................................................................42
         Dividends..................................................................................................42

PERFORMANCE INFORMATION.............................................................................................43
         Tax-Exempt Income vs. Taxable Income.......................................................................46
         Comparison of Fund Performance.............................................................................47

ORGANIZATION OF THE FUNDS...........................................................................................48




                          TABLE OF CONTENTS (continued)
                                                                                                                  Page

INVESTMENT ADVISOR..................................................................................................49
         AMA InvestmentLink(SM) Program.............................................................................54
         Code of Ethics.............................................................................................54

TRUSTEES AND OFFICERS...............................................................................................55

REMUNERATION........................................................................................................58
         Responsibilities of the Board -- Board and Committee Meetings..............................................58
         Compensation of Officers and Trustees......................................................................58

DISTRIBUTOR.........................................................................................................59

TAXES...............................................................................................................60

PORTFOLIO TRANSACTIONS..............................................................................................63
         Brokerage Commissions......................................................................................63
         Portfolio Turnover.........................................................................................64

NET ASSET VALUE.....................................................................................................65

ADDITIONAL INFORMATION..............................................................................................67
         Experts....................................................................................................67
         Shareholder Indemnification................................................................................67
         Other Information..........................................................................................67

FINANCIAL STATEMENTS................................................................................................69
         Scudder Medium-Term Tax-Free Fund..........................................................................69
         Scudder Managed Municipal Bonds............................................................................69
         Scudder High-Yield Tax-Free Fund...........................................................................69
         Ratings of Municipal Obligations...........................................................................69
         Commercial Paper Ratings...................................................................................70
         Glossary...................................................................................................71

                         THE FUNDS AND THEIR OBJECTIVES


Scudder Tax Free Trust, a Massachusetts business trust of which Scudder Medium-Term Tax-Free Fund is a series, is referred to herein as "STFT." Scudder Medium-Term Tax-Free Fund is referred to herein as "SMTTFF." Scudder Municipal Trust, a Massachusetts business trust of which Scudder Managed Municipal Bonds and Scudder High-Yield Tax-Free Fund are each a series, is referred to herein as "SMT." Scudder Managed Municipal Bonds is referred to herein as "SMMB." Scudder High-Yield Tax-Free Fund is referred to herein as "SHYTFF." SMTTFF, SMMB and SHYTFF are also referred to individually as a "Fund" and jointly as "the Funds." SHYTFF, SMMB and SMTTFF each offer five classes of shares: Class A, Class B, Class C, Class AARP and Class S (Only Class AARP and Class S are described herein). Each class has its own important features and policies. Class AARP shares are especially designed for members of AARP.


Except as otherwise indicated, each Fund's objectives and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that a Fund will achieve its objective. If there is a change in a Fund's investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs.


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Funds may engage (such as short selling, hedging, etc.) or a financial instrument in which the Funds may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

General Investment Objectives and Policies of Scudder Medium-Term Tax-Free Fund

Scudder Medium-Term Tax-Free Fund, a diversified series of Scudder Tax Free Trust, seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation. The Fund is designed for investors seeking a higher level of federally tax-free income than normally provided by tax-free money market or other short-term investments, and more price stability than investments in long-term municipal bonds.


The Fund will invest primarily in high-grade, intermediate-term municipal bonds. The dollar-weighted average maturity of the Fund's portfolio generally will range between five and 10 years. Within this limitation, the Fund may not purchase individual securities with effective maturities greater than 15 years. To the extent the Fund invests in high-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower-grade investments.


All income distributed by the Fund is expected to be exempt from regular federal income tax. Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities although a small portion of its income may be subject to federal or alternative minimum tax (AMT).


SMTTFF Investments. It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal securities. The municipal securities in which the Fund may invest are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes.

The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include: general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; revenue bonds; prerefunded bonds; industrial development and other private activity bonds. The Fund may also invest in variable rate demand instruments.

Although there is no current intention to do so, the Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's current intention not to invest in municipal securities whose investment income is taxable or alternative minimum tax (AMT) bonds. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity, bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Normally, the Fund invests at least 65% of its net assets in municipal bonds which are rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa and A), Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") (AAA, AA and A) or their equivalents, or if not rated, judged by the Advisor to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Advisor. The Fund may, however, invest in a debt security given a certain rating by one rating agency even though one or more of the other agencies may rate the security lower. Securities must also meet credit standards applied by the Advisor. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal securities. Under normal market conditions, the Fund expects to invest 100% of its portfolio securities in municipal securities. However, for temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may temporarily invest more than 20% of its assets in taxable securities during periods, which, in the Advisor's opinion, require a defensive position. A portion of the Fund's income may be subject to regular federal, state and local income taxes. It is impossible to predict how long such alternative strategies may be utilized.


The Fund may also invest in stand-by commitments and other puts, repurchase agreements, reverse repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions.


General Investment Objectives and Policies of Scudder Managed Municipal Bonds


Scudder Managed Municipal Bonds, a diversified series of Scudder Municipal Trust, seeks to provide income exempt from regular federal income tax while actively seeking to reduce downside risk as compared with other tax-free income funds. The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including (i) typically maintaining a high level of portfolio quality,
(ii) keeping the fund's duration generally shorter than comparable mutual funds, and (iii) primarily focusing on premium coupon bonds, which have lower volatility in down markets than bonds selling at a discount. In addition, Scudder Managed Municipal Bonds will not invest in securities issued by tobacco-producing companies. The Fund may be appropriate for taxpayers who are in a moderate to high tax bracket and who are looking for current income.

The Fund attempts to take advantage of opportunities in the market caused by such factors as temporary yield disparities among individual issues or classes of securities in an effort to achieve better capital performance than that of an unmanaged portfolio of municipal bonds.

All income distributed by the Fund is expected to be exempt from regular federal income taxes, but income may be subject to state and local income taxes. Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities although a small portion of its income may be subject to federal or AMT.

SMMB Investments. It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal securities. Under normal market conditions, the Fund expects to invest 100% of its portfolio in municipal securities. The Fund has the flexibility to invest in municipal securities with short-, medium- and long-term maturities.

The municipal securities in which the Fund may invest are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their subdivisions, agencies and instrumentalities. The interest on these securities is exempt from regular federal income tax. These municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes.

The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include: general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; revenue bonds; prerefunded bonds; industrial development and pollution control bonds. The Fund may also invest in other municipal securities such as variable rate demand instruments.

Although there is no current intention to do so, the Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's 20% limitation on investing in municipal securities whose investment income is taxable or AMT bonds and the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Normally, the Fund invests at least 65% of its net assets in securities rated, or issued by an issuer rated, within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or their equivalents, or if not rated, judged by the Advisor, to be of comparable quality at the time of purchase. The Fund may invest up to 10% of its assets in debt securities rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Advisor, but will not purchase bonds rated below B by Moody's, S&P or Fitch, or their equivalent. Securities must also meet credit standards applied by the Advisor. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.


For temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may invest more than 20% of its assets in taxable securities to meet temporary liquidity requirements. It is impossible to predict how long such alternative strategies may be utilized.

The Fund may also invest in stand-by commitments and other puts, repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions.


General Investment Objectives and Policies of Scudder High-Yield Tax-Free Fund

Scudder High-Yield Tax-Free Fund, a diversified series of Scudder Municipal Trust, seeks to provide a high level of income exempt from regular federal income tax. The Fund may be appropriate for individuals in a moderate to high tax bracket who are willing to accept risk to their principal in exchange for the potential for high current income.

The Fund will invest at least 50% of its total assets in municipal bonds rated, at the time of purchase, within the four highest quality rating categories of Moody's (Aaa, Aa, A or Baa), S&P or Fitch (AAA, AA, A or BBB), or their equivalents as determined by the Advisor. The Fund may invest, however, up to 50% of its total assets in bonds rated below Baa by Moody's or below BBB by S&P or Fitch, or not rated securities considered to be of equivalent quality. The Fund may not invest in bonds rated below B by Moody's, S&P or Fitch, or their equivalent. Should the rating of a portfolio security be downgraded after being purchased by the Fund, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

At the fiscal period ended May 31, 2001, the market value of the bonds in the Fund's portfolio was rated as follows: 33% AAA, 6% AA, 13% A, 17% BBB and 31% not rated. The bonds are rated by Moody's, S&P, or of equivalent quality as determined by the Advisor. A large portion of the Fund's bond holdings may trade at substantial discounts from face value.


High quality bonds, those within the two highest quality-rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. Lower-grade bonds (so-called "junk bonds"), those rated below Baa by Moody's or BBB by S&P or Fitch, involve greater price variability and a higher degree of speculation with respect to the payment of principal and interest. Although some have produced higher yields in the past than the investment-grade bonds in which the Fund primarily invests, lower-grade bonds are considered to be predominantly speculative and, therefore, carry greater risk.


For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods the Fund may temporarily invest up to 100% of its assets in high-quality municipal securities and high-quality short-term tax-exempt or taxable instruments. It is impossible to accurately predict how long such alternative strategies may be utilized.


All income distributed by the Fund is expected to be exempt from regular federal income tax. Ordinarily, the Fund expects that 100% of its portfolio securities will be in federally tax-exempt securities although a small portion of its income may be subject to federal or AMT.

SHYTFF Investments. It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund's net assets will normally be invested in municipal securities. Under normal market conditions, the Fund expects to invest 100% of its portfolio assets in municipal securities, the interest income from which is, in the opinion of bond counsel, free from regular federal income tax. These municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their subdivisions, agencies and instrumentalities. Such municipal securities include municipal notes, which are generally used to provide short-term capital needs, and have maturities of one year or less. Municipal notes include Tax Anticipation Notes, Revenue Anticipation Notes and Construction Loan Notes.

The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, revenue bonds, prerefunded bonds, industrial development and pollution control bonds. General obligation bonds and notes are secured by the issuer's pledge of its full faith, credit and taxing power for payment of principal and interest. Revenue bonds and notes are generally paid from the revenues of a particular facility or a specific excise tax or other revenue source. The Fund may also invest in other municipal securities such as variable rate demand instruments.

Although there is no current intention to do so, the Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to the Fund's fundamental investment policies, and also subject to the Fund's 20% limitation on investing in AMT bonds and the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Under normal market conditions, the Fund expects to invest principally in municipal securities with long-term maturities (i.e., more than 10 years). The Fund has the flexibility, however, to invest in municipal securities with short- and medium-term maturities as well. The Fund may invest more than 20% of its total assets in taxable securities to meet temporary liquidity requirements.

The Fund may also invest in stand-by commitments and other puts, repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities and may also engage in strategic transactions.

The Fund's distributions from interest on certain municipal securities may be subject to the AMT depending upon investors' particular situations. However, no more than 20% of the Fund's net assets will normally be invested in municipal securities whose interest income, when distributed to shareholders, is subject to the individual AMT. In addition, state and local taxes may apply, depending on your state tax laws.

Risk Factors




High Yield/High Risk Bonds. The following applies to SMMB and SHYTFF only. Each Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. [See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics].

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

A portion of the junk bonds acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.


Master/feeder Structure

The Board of Trustees of each Fund (the "Board" or the "Trustees") has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program


The Funds have received exemptive relief from the Securities and Exchange Commission (`SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.


Specialized Investment Techniques Common to the Funds

As discussed below, the following description of investments and investment techniques is applicable to more than one of the Funds.

Municipal Securities. Municipal Securities are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors, except for the possible applicability of the AMT. The two principal classifications of municipal securities are "Notes" and "Bonds."

1. Municipal Notes. Municipal Notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond Anticipation Notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

2. Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. Each Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to each Fund's fundamental investment policies, and also subject to each Fund's current intention not to invest in municipal securities whose investment income is taxable or AMT bonds, or in the case of SMMB and SHYTFF, subject to the Fund's 20% limitation on investing in AMT bonds. For the purposes of each Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

3. Municipal Lease Obligations and Participation Interests. A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable or fixed rate.


Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace in which the security trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

Each Fund may purchase participation interests in municipal lease obligations held by banks or other financial institution in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of each Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of a Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax, if applicable, for a Fund.


4. Other Municipal Securities. There is, in addition, a variety of hybrid and special types of municipal securities as well as numerous differences in the security of municipal securities both within and between the two principal classifications above.

The Funds may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Funds intend to exercise the demand only (1) upon a default under the terms of the municipal obligation,
(2) as needed to provide liquidity to the Funds, or (3) to maintain a high quality investment portfolio or (4) to maximize the Funds' yields. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.


The variable rate demand instruments that a Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The Funds will determine the variable rate demand instruments that they will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Advisor may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of a Fund. The Advisor will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet a Fund's quality criteria.


The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. The Funds may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by the Funds will ordinarily be deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the principal amount of the instrument or
(2) the period remaining until the instrument's next interest rate adjustment.

5. General Considerations. An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act") prior to offer and sale unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal securities which were not publicly offered initially.


Securities purchased for the Funds are subject to the limitations on holdings of securities which are not readily marketable contained in each Fund's investment restrictions. The Advisor determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Advisor believes that the quality standards applicable to each Fund's investments enhance marketability. In addition, Stand-by Commitments and demand obligations also enhance marketability.

For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not General Obligation Bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

Each Fund expects that it will not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. Each Fund may invest more than 25% of its total assets in municipal securities of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments, which might affect all municipal securities of a similar type. However, the Advisor believes that the most important consideration affecting risk is the quality of particular issues of municipal securities rather than factors affecting all, or broad classes of, municipal securities.


Tax-exempt custodial receipts. Scudder Managed Municipal Bonds may purchase tax-exempt custodial receipts (the "Receipts") which evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a financial counterparty (typically an investment banker). To the extent that any Receipt is illiquid, it is subject to the Fund's limit on illiquid securities.


When-Issued or Forward Delivery Securities. The Funds may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, that Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase securities on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The
Advisor does not believe that the net asset value or income of the portfolios will be adversely affected by the purchase of securities on a when-issued or forward delivery basis. Each Fund will establish with its custodian a segregated account in which it will maintain cash or liquid assets, equal in value to commitments for when-issued or forward delivery securities. Such segregated securities may mature or be sold, if necessary, on or before the settlement date. The Funds will not enter into such transactions for leverage purposes.


Stand-by Commitments. Each Fund may engage in Stand-by Commitments subject to the limitations in the rules under the Investment Company Act of 1940, as amended (the "1940 Act"). A Stand-by Commitment is a right acquired by a Fund, when it purchases a municipal security from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at that Fund's option, at a specified price. Stand-by Commitments are also known as "puts." SMMB's and SHYTFF's investment policies permit the acquisition of Stand-by

Commitments solely to facilitate portfolio liquidity. The exercise by a Fund of a Stand-by Commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by Commitments. Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Funds expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, each Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where each Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Funds may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals (not exceeding 397 calendar days in the case of money market funds) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Fund, a Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

Repurchase Agreements. Each Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. SMTTFF may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.


Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Strategic Transactions and Derivatives. Each Fund may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require that Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management, and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of that Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, that Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash or liquid assets with its custodian to the extent that obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid assets denominated in that currency equal to that Fund's obligations or to segregate liquid assets equal to the amount of that Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted or illiquid securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. Each Fund's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is illiquid.


Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; or (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


The Advisor will monitor the liquidity of such restricted securities subject to the supervision of each Fund's Board of Trustees. In reaching liquidity decisions, the Advisor will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investment Restrictions

The fundamental policies of each Fund set forth below may not be changed without the approval of a majority of the Fund's outstanding shares. As used in this Statement of Additional Information, a "majority of the Fund's outstanding shares" means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Any nonfundamental policy of a Fund may be modified by the Fund's Trustees without a vote of the Fund's shareholders.

If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" is adhered to at the time an investment is made, later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

As a matter of fundamental policy, each Fund may not:

         (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (6)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

Additionally, as a matter of fundamental policy, each Fund will:

         (8) have at least 80% of its net assets invested in municipal securities during periods of normal market conditions.

With respect to fundamental policy (8) above, each Fund, with the exception of Scudder Managed Municipal Bonds, does not consider any investments in municipal obligations that pay interest subject to the AMT as part of the 80% of the fund's net assets that must be invested in municipal securities.

The Trustees have voluntarily adopted certain non-fundamental policies and restrictions which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of the shareholders. As a matter of non-fundamental policy, each Fund may not:

         (a) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

         (b) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (c) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (d) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (e) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (f) lend portfolio securities in an amount greater than 5% of its total assets.

The foregoing non-fundamental policies are in addition to policies otherwise stated in the Prospectus or this Statement of Additional Information.

                                    PURCHASES

Additional Information About Opening An Account

All new investors in Class AARP of the Fund are required to provide an AARP membership number on their account application.

In addition, Class S shares of the Fund will generally not be available to new investors.

The  following  investors  may  continue to  purchase  Class S shares of Scudder
Funds:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. Investors may purchase Class S shares of any Scudder Fund through any broker-dealer or service agent account until June 30, 2001. After June 30, 2001, only investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.       Any retirement, employee stock, bonus pension or profit-sharing plans.

4. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of Zurich Financial Services and its affiliates.

7. Class S shares are available to any accounts managed by Zurich Scudder Investments, Inc., any advisory products offered by Zurich Scudder Investments, Inc. or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may continue to purchase Class S shares of Scudder Funds for all clients until June 30, 2001. After June 30, 2001, RIAs may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. Broker-dealers and RIAs who have clients participating in comprehensive fee programs may continue to purchase Class S shares of Scudder Funds until June 30, 2001. After June 30, 2001, broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001.

10. Scudder Investors Services, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Broker-dealers and RIAs who have clients participating in comprehensive fee programs may continue to purchase Class S shares of Scudder Funds until June 30, 2001. After June 30, 2001, broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program's asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in investing in Class S shares must call 1-800-225-5163 to get an account number. During the call the investor will be asked to indicate the Fund name, class name, amount to be wired ($1,000 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 1-800-253-2277 for further instructions.

The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts and is $1,000 for Class AARP.

Minimum Balances

Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. The Fund's Board of Directors may change these amounts. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

o for Class S, assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

o redeem all shares in Class AARP accounts below $1,000 and in non-retirement Class S accounts below $2,500 and in retirement accounts below $250 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder at the address of record.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.


Additional Information About Making Subsequent Investments


Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-225 5163for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the applicable Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.




Additional Information About Making Subsequent Investments by QuickBuy


Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of a Fund by telephone (minimum $50 and maximum $250,000). To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange (the
"Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.


In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.


Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.


Investors interested in making subsequent investments in Class AARP of a Fund should call 1-800-253-2277 for further instruction.

Checks

A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

If shares of the Fund are purchased by a check which proves to be uncollectible, each Trust reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by that Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, each Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Boston by the close of regular trading on the Exchange.

There is no sales charge in connection with the purchase of shares of any class of the Funds.

Share Certificates


Due to the desire of the Trusts' management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund. Share certificates now in a shareholder's possession may be sent to the Funds' Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.


Other Information

Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for a Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a class' net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

The "Tax Identification Number" section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. A Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.

Each Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

Exchanges

Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $50 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

The Scudder Funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-225-5163 (Class S) and 1-800-253-2277 (Class
AARP).

Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.


Redemption by Telephone

Shareholders currently have the right automatically, without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a) NEW INVESTORS wishing to establish telephone redemption to a designated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and a signature guarantee are required for each person in whose name the account is registered.


The minimum wire redemption amount is $1,000. If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.


         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption requests by telephone (technically a repurchase agreement between a Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By QuickSell


Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program, may sell shares of a Fund by telephone (minimum $50 and maximum $250,000). Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.


In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders that wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Funds do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption by Mail or Fax

Any  existing  share  certificates   representing  shares  being  redeemed  must
accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).


It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.


Redemption by Checkwriting

All new investors and existing shareholders of SMTTFF who apply for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on each Fund's books for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. The Funds pay the bank charges for this service. However, each Fund will review the cost of operation periodically and reserves the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Funds, Scudder Service Corporation and State Street Bank and Trust Company each reserves the right at any time to suspend or terminate the "Checkwriting" procedure.

Checks will be returned by the Custodian if there are insufficient shares to meet the withdrawal amount. Potential fluctuations in the per share value of SMTTFF should be considered in determining the amount of the check. An investor should not attempt to close an account by check, because the exact balance at the time the check clears will not be known when the check is written.

Redemption-in-Kind

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the value of the net assets of that Fund at the beginning of the period.

Other Information

If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than a shareholder's cost depending upon the net asset value at the time of the redemption or repurchase. None of the Funds imposes a redemption or repurchase charge. Redemption of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund, and including exchanges and redemptions with SMTTFF by Checkwriting, may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such redemptions may be subject to backup withholding (see "TAXES.")

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment therefor may be suspended at times (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted, (c) during which an emergency exists as a result of which disposal by the Fund involved of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Fund fairly to determine the value of its net assets, or (d) during which the SEC by order permits such suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

Internet Access


World Wide Web Site -- The address of the Scudder Funds site is www.myScudder.com. The address for Class AARP shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provide access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

Account Access --The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders that have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.


An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividend and Capital Gain Distribution Options


Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the Fund. A change of instructions for the method of payment must be received by the Fund's transfer agent at least five business days before the end of the month. Shareholders may change their dividend option either by calling 1-800-253-2277 for Class AARP and 1-800-225-5163 for Class S, or by sending written instructions to the Transfer Agent. Please include your account number with your written request.


Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distributions of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional class shares of the Fund.


Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gains distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

The Fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable.


Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains.

Reports to Shareholders

Each Fund issues to its respective shareholders annual and semiannual financial statements (audited annually by independent accountants), including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights for that Fund, as the case may be.

Transaction Summaries


Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-253-2277 (Class
AARP) and 1-800-225-5163 (Class S).

The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.


                              SPECIAL PLAN ACCOUNTS


Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to IRS requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free,

1-800-225-5163. The discussion of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax Advisor with respect to the suitability requirements and tax aspects thereof.


Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

None  of  the  plans   assures  a  profit  or  guarantees   protection   against
depreciation, especially in declining markets.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.


An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-253-2277 for Class AARP and 1-800-225-5163for Class S.


Cash Management System -- Group Sub-Accounting Plan for Trust Accounts, Nominees and Corporations

To minimize record-keeping by fiduciaries and corporations, arrangements have been made with the Transfer Agent to offer a convenient group sub-accounting and dividend payment system to bank trust departments and others. Debt obligations of banks which utilize the Cash Management System are not given any preference in the acquisition of investments for a Fund or Portfolio.

In its discretion, a Fund may accept minimum initial investments of less than $2,500 (per Portfolio) as part of a continuous group purchase plan by fiduciaries and others (e.g., brokers, bank trust departments, employee benefit plans) provided that the average single account in any one Fund or Portfolio in the group purchase plan will be $2,500 or more. A Fund may also wire all redemption proceeds where the group maintains a single designated bank account.

Shareholders who withdraw from the group purchase plan through which they were permitted to initiate accounts under $2,500 will be subject to the minimum account restrictions described under "EXCHANGES AND REDEMPTIONS -- Other Information."

Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.

Shareholders may arrange to make periodic investments in Class AARP class of each Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any Class AARP for $500 if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to

Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

The Trusts reserve the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

Dividends


The Funds intend to follow the practice of distributing substantially all of their net investment income and any excess of net realized short-term capital gains over net realized long-term capital losses. In the past, each Fund has followed the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if it appears to be in the best interest of such Fund and the relevant shareholders, such Fund may retain all or part of such gain for reinvestment.

If the Fund does not distribute an amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, it may be subject to such tax. (See "Taxes" hereafter.) In certain circumstances, the Fund may determine that it is in the best interest of shareholders to distribute less than such an amount.

Earnings ands profits distributed to shareholders on redemptions of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

Dividends will be declared daily and distributions of net investment income will be made monthly normally on the fifth from last business day of the month. Distributions of realized capital gains, if any, are paid in November or December, although an additional distribution may be made, if necessary, and each Fund expects to continue to distribute net capital gains at least annually. Both types of distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

A brief explanation of the form and character of the distribution accompany each distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day. Distributions of capital gains, if any, will be paid in the same proportion for each class.

Income and capital gains dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select on one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of at least $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


                             PERFORMANCE INFORMATION

From time to time, quotation of each Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average Annual Total Return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations) all ended on the last day of a recent calendar quarter. If a Fund has been in existence for less than ten years, the average annual total return for the life of the Fund is given. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment, over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1


         Where:
                    P        =      A hypothetical initial investment of $1,000
                    T        =      Average annual total return
                    n        =      Number of years
                    ERV      =      Ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

           Average Annual Total Return for periods ended May 31, 2001





                                                           One Year       Five Years     Ten Years
                                                           --------       ----------     ---------


Scudder Medium-Term Tax-Free Fund -- Class S*                10.07%          5.56%         6.39%

Scudder Managed Municipal Bonds -- Class S                   11.55%          6.38%         6.94%

Scudder High-Yield Tax-Free Fund -- Class S*                 10.56%          6.80%         7.32%

* If the Advisor had not maintained Fund expenses and had imposed a full management fee, total returns for the five and ten year periods would have been lower.

Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

         Where:
                  C        =        Cumulative Total Return
                  P        =        a hypothetical initial investment of $1,000
                  ERV      =        Ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period


             Cumulative Total Return for periods ended May 31, 2001





                                               One Year        Five Years       Ten Years    Life of Class
                                               --------        ----------       ---------    -------------

Scudder Medium-Term Tax-Free Fund

         Class S^(1)                           10.07%          31.10%         85.87%          --

         Class AARP                            --              --             --              5.84%*+

Scudder Managed Municipal Bonds

         Class S                               11.55%          36.26%         95.55%          --

         Class AARP                            --              --             --              7.35%*++

Scudder High-Yield Tax-Free Fund

         Class S^(1)                           10.56%          38.98%         102.65%

         Class AARP                            --              --             --              5.69%*++

^(1) If the Advisor had not maintained Fund expenses and had imposed a full management fee, cumulative total return would have been lower.

*      Not annualized.

+ For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

++ For the period from July 31, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.


Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

SEC Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield, sometimes referred to as a Fund's "SEC yield," is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[(a-b/cd + 1)^6 - 1]

         Where:

                    a        =       Dividends and interest earned during the
                                     period
                    b        =       Expenses accrued for the period (net of
                                     expense maintenance)
                    c        =       The average daily number of shares
                                     outstanding during the period that
                                     were entitled to receive dividends
                    d        =       The maximum offering price per share on the
                                     last day of the period





                 Yields for the 30-day period ended May 31, 2001


Scudder Medium-Term Tax-Free Fund                                       3.54%


Scudder Managed Municipal Bonds                                         4.02%


Scudder High-Yield Tax-Free Fund                                        5.00%


Tax-Equivalent Yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming a reinvestment of all dividends paid during such period (a method known as "semiannual compounding"). Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description in D., above) which is tax-exempt by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

                    Tax-Equivalent Yields as of May 31, 2001


                               TAXABLE EQUIVALENT*


                                                            28%                31%              36%              39.6%
FUND                                                    Tax Bracket        Tax Bracket      Tax Bracket       Tax Bracket

Scudder Medium-Term Tax-Free Fund -- Class S                4.92%             5.13%            5.53%             5.86%
Scudder Managed Municipal Bonds -- Class S                  5.58%             5.83%            6.28%             6.66%
Scudder High-Yield Tax-Free Fund -- Class S                 6.94%             7.25%            7.81%             8.28%

* Based on federal income tax rates in effect for the 2000 taxable year.


Tax-Exempt Income vs. Taxable Income


The following table illustrates comparative yields from taxable and tax-exempt obligations under federal income tax rates in effect for the 2000 calendar year.

FEDERAL

Tax Equivalent Yields
2000

                                    Effective   Combined and                       Effective    Effective    Combined and
      Taxable         Effective      Federal    Federal Tax     Taxable Income     State         Federal     Federal Tax
   Income Single     State Rate*     Rate**        Bracket           Joint           Rate*       Rate**         Bracket
   -------------     -----------     ------        -------           -----           -----       ------         -------
0 - 27,050              0.00%        15.00%        15.00%          0 - 45,200        0.00%       15.00%         15.00%
27,051 - 65,550         0.00%        27.50%        27.50%       45,201 - 109,250     0.00%       27.50%         27.50%
65,551 - 136,750        0.00%        30.50%        30.50%      109,251 - 166,450     0.00%       30.50%         30.50%
136,751 - 297,300       0.00%        35.50%        35.50%      166,451 - 297,300     0.00%       35.50%         35.50%
over 297,300            0.00%        39.10%        39.10%         over 297,300       0.00%       39.10%         39.10%


If your combined federal and state effective tax rate in 2000 is:
                         15.00%       27.50%       27.50%       30.50%      30.50%       35.50%       35.50%      39.10%
To   match    these
tax-free yields:                        Your taxable investment would have to earn the following yield:
       2.00%            2.35%         2.76%        2.76%        2.88%       2.88%        3.10%        3.10%       3.28%
       3.00%            3.53%         4.14%        4.14%        4.32%       4.32%        4.65%        4.65%       4.93%
       4.00%            4.71%         5.52%        5.52%        5.76%       5.76%        6.20%        6.20%       6.57%
       5.00%            5.88%         6.90%        6.90%        7.19%       7.19%        7.75%        7.75%       8.21%
       6.00%            7.06%         8.28%        8.28%        8.63%       8.63%        9.30%        9.30%       9.85%
       7.00%            8.24%         9.66%        9.66%       10.07%      10.07%       10.85%       10.85%      11.49%
       8.00%            9.41%        11.03%       11.03%       11.51%      11.51%       12.40%       12.40%      13.14%
       9.00%           10.59%        12.41%       12.41%       12.95%      12.95%       13.95%       13.95%      14.78%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Pennsylvania Personal Income Tax law; however, Pennsylvania taxable income may vary due to differences in exemptions, itemized deductions, and other items.

*        2000 rates

**       2001 rates




Example:


Based on 2000 federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $50,000 would have to earn a tax-equivalent yield of 6.90% in order to match a tax-free yield of 5%.


There is no guarantee that a fund will achieve a specific yield. While most of the income distributed to the shareholders of each Fund will be exempt from federal income taxes, portions of such distributions may be subject to federal income taxes. Distributions may also be subject to state and local taxes.

As described above, average annual total return, cumulative total return, total return, yield, and tax-equivalent yield are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Average annual total return, cumulative total return, total return, yield, and tax-equivalent yield for a Fund will vary based on changes in market conditions and the level of a Fund's expenses.

Investors should be aware that the principal of each Fund is not insured.

Comparison of Fund Performance

In connection with communicating its performance to current or prospective shareholders, a Fund may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.


From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, each Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" that compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds.

                           ORGANIZATION OF THE FUNDS


Scudder Medium-Term Tax-Free Fund is a series of Scudder Tax Free Trust, a Massachusetts business trust established under a Declaration of Trust dated December 28, 1982, as amended. The name and investment objectives of SMTTFF were changed effective November 1, 1990. Scudder High-Yield Tax-Free Fund is a series of Scudder Municipal Trust, a Massachusetts business trust established under a Declaration of Trust dated September 24, 1976, as amended. The Trustees of Scudder Municipal Trust have established and designated two series of the Trust:
Scudder Managed Municipal Bonds and Scudder High-Yield Tax-Free Fund. Each Fund's authorized capital consists of an unlimited number of shares of beneficial interest, $.01 par value. SMMB and SMTTF are each further divided into two classes of shares, Class AARP and Class S, while SHYTFF is divided into five shares of classes, Class A, Class B, Class C, Class S and Class AARP. Only Classes AARP and S are offered in this Statement of Additional Information.


The Trustees of STFT have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of each Fund has equal rights with each other share of the Fund as to voting, dividends and liquidation. If more than one series of shares were issued and a series were unable to meet its obligations, the remaining series might have to assume the unsatisfied obligations of that series. All shares issued and outstanding will be fully paid and non-assessable by the Funds and redeemable as described in this Statement of Additional Information and in the Funds' prospectuses.

The shares of SMT are issued in separate series, each share of which represents an equal proportionate interest in that series with each other share of that series. The Trustees of SMT have the authority to designate additional series and to designate the relative rights and preferences as between the different series.

The Trustees of SMT and STFT, in their discretion, may authorize the division of shares of each of their respective Funds (or shares of a series) into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes (which under present regulations would require the Funds first to obtain an exemptive order of the SEC), nor of changing the method of distribution of shares of the Funds.

Currently, the assets of SMT and STFT received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of SMT. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of SMT and STFT, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of SMT and STFT, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

Shares of SMT and STFT entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

Pursuant to the approval of a majority of stockholders, the Trustees of SMT and STFT have the discretion to retain the current distribution arrangement while investing in a master fund in a master/feeder fund structure if the Board determines that the objectives of a Fund would be achieved more efficiently thereby.

Each Fund's Declaration of Trust provides that obligations of the Fund involved are not binding upon the Trustees individually but only upon the property of that Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund involved will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund involved.


                               INVESTMENT ADVISOR

Zurich Scudder Investments, Inc., an investment counsel firm, acts as investment advisor to the Funds. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor. The Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


Pursuant to an investment management agreements with the Funds, the Advisor acts as each Fund's investment advisor, manages their investments, administers their business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open- and closed-end mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Funds.

In certain cases the investments for the Funds are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles as the Funds. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of the other mutual funds.

Upon consummation of the transaction between Zurich and B.A.T, the Funds' existing investment management agreements with the Advisor were deemed to have been assigned and, therefore, terminated. The Board approved new investment management agreements (the "Agreements") with the Advisor, which were substantially identical to the prior investment management agreements, except for the date of execution and termination. The agreements became effective September 7, 1998, upon the termination of the then current investment management agreements and were approved at a shareholder meeting held on December 15, 1998.

New agreements for Scudder Managed Municipal Bonds and for Scudder Medium-Term Tax-Free Fund were last approved by the Board on February 5, 2001 and became effective on June 11, 2001. A new agreement for Scudder High-Yield Tax-Free Fund was approved by the Board on July 10, 2000 and became effective on October 2, 2000. The Agreements continue in effect until September 30, 2001 and will continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trustees or of a majority of the outstanding voting securities of the Funds. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' notice and automatically terminates in the event of its assignment.

Under the Agreements, the Advisor regularly provides the Funds with continuing investment management consistent with each Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund, and what portion of each Fund's assets shall be held uninvested, subject always to the provisions of each Fund's Declaration of Trust and By-Laws, of the 1940 Act and the Code and to each Fund's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees of each Fund may from time to time establish. The Advisor also advises and assists the officers of each Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Funds.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds' operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budget;
processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Funds in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses (except expenses incurred in attending Board and committee meetings outside New York, New York and Boston, Massachusetts) of all Trustees and executive employees of each Fund affiliated with the Advisor and makes available, without expense to the Funds, the services of such trustees, officers and employees of the Advisor as may duly be elected Trustees of the Funds, subject to their individual consent to serve and to any limitations imposed by law, and provides each Fund's office space and facilities.

Prior to June 11, 2001, for the above services SMTTFF paid the Advisor a fee equal to an annual rate of 0.60% of 1% of the first $500 million of average daily net assets and 0.50% of 1% of such assets in excess of $500 million on an annual basis, and 0.475% of 1% of such assets over $1 billion. Effective June 11, 2001, for the above- services SMTTFF paid an the Advisor a fee equal to annual rate of 0.550% of the first $250 million of average daily net assets, 0.520% of the next $750 million of average daily net assets, 0.490% of the next $1.5 billion of average daily net assets, 0.470% of the next $2.5 billion of average daily net assets, 0.450% of the next $2.5 billion of average daily net assets, 0.430% of the next $2.5 billion of average daily net assets, 0.410% of the next $2.5 billion of average daily net assets, and 0.400% of average daily net assets exceeding $12.5 billion.

The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the year ended December 31, 1998, SMTTFF's fees amounted to $3,867,414. For the five-month period ended May 31, 1999, and the fiscal year ended May 31, 2000, the fees imposed amounted to $1,588,972 and $3,392,370, respectively. For the fiscal year ended May 31, 2001, SMTTFF's fee amounted to $3,432,660, which was equivalent to an annual rate of 0.59% of the Fund's average daily net assets.

Prior to June 11, 2001, for the above services SMMB paid an annual rate of 0.49% of the first $2 billion of average daily net assets, 0.465% of the next $1 billion of average daily net assets, and 0.440% of average daily net assets exceeding $3 billion. Effective June 11, 2001, for the above services SMMB paid an annual rate of 0.450% of the first $250 million of average daily net assets, 0.430% of the next $750 million of average daily net assets, 0.410% of the next
1.5 billion of average daily net assets, 0.400% of the next $2.5 billion of average daily net assets, 0.380% of the next $2.5 billion of average daily net assets, 0.360% of the next $2.5 billion of average daily net assets, 0.340% of the next $2.5 billion of average daily net assets, and 0.320% of average daily net assets exceeding $12.5 billion.





For the year ended December 31, 1998, aggregate fees incurred by SMMB amounted to $3,760,257. For the five-month period ended May 31, 1999, the fee imposed amounted to $1,547,581. For the fiscal year ended May 31, 2000, the fees imposed amounted to $3,550,506, which was equivalent to an annual rate of 0.52% of the Fund's average daily net assets. For the fiscal year ended May 31, 2001, SMMB's fee amounted to $9,745,646, which was equivalent to an annual rate 0.49% of the Fund's average daily net assets.

For the above services SHYTFF pays an annual rate of 0.65 of 1% on the first $300 million of average daily net assets and 0.60 of 1% on the next $200 million, and 0.575 of 1% of average daily net assets exceeding $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The Advisor agreed not to impose all or a portion of its investment management fee with respect to SHYTFF in order to maintain the annualized expenses of Class S shares of the Fund at not more than 0.80% of average daily net assets of the Fund from May 1, 2000 until October 1, 2000. For the year ended December 31, 1998, fees incurred by SHYTFF amounted to $2,440,931. For the five-month period ended May 31, 1999, the fees imposed amounted to $1,171,322. For the fiscal year ended May 31, 2000, the fees imposed amounted to $2,690,614, which was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets. For the fiscal year ended May 31, 2001, the Advisor did not impose a portion of its management fee pursuant to the Agreement aggregating $129,488 and the amount imposed aggregated $2,952,156 which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

Legal counsel has advised each Fund that for completed fiscal periods the Advisor would have been liable for failure to comply with the terms of a publicly announced expense limitation.

Under the Agreements, each Fund is responsible for all of its other expenses, including fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates and any other expenses, including clerical expenses, of issuance, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Trustees, officers and employees of the Funds who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of such Fund. Each Fund is also responsible for expenses of shareholders' meetings and expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The annualized expense ratio for SMTTFF for the five-month period ended May 31, 1999, the fiscal year ended May 31, 2000, and for the fiscal year ended May 31, 2001, were 0.72%, 0.74%, and 0.73%, respectively. The annualized expense ratio for SMMB for the five-month period ended May 31, 1999, the expense ratio for the fiscal year ended May 31, 2000, and for the fiscal year ended May 31, 2001, were 0.64%, 0.66%, and 0.65%, respectively. The annualized expense ratio for SHYTFF for the five-month period ended May 31, 1999, the expense ratio for the fiscal year ended May 31, 2000, and for the fiscal year ended May 31, 2001, were 0.83%, 0.89%, and 0.82%, respectively.

Any fee advance required to be returned to a Fund will be returned as promptly as practicable after the end of the Fund's year. However, no fee payment will be made to the Advisor during any year which will cause year-to-date expenses to exceed the cumulative pro rata expense limitation at the time of such payment.

Scudder High-Yield Tax-Free Fund, Scudder Medium-Term Tax-Free Fund and Scudder Managed Municipal Bonds have each entered into an administrative services agreement (an "Administrative Agreement") with the Advisor, pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by a Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of its average daily net assets. The Administrative Fee became effective on July 31, 2000 for Scudder Medium-Term Tax-Free Fund and Scudder Managed Municipal Bonds and the Administrative Fee became effective on December 29, 2000 for Scudder High -Yield Tax-Free Fund.

The Agreements identify the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder Stevens & Clark, Inc." (together, the "Scudder Marks"). Under this license, each Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

In reviewing the terms of the Agreements and in discussions with Zurich Scudder Investments, Inc. concerning the Agreements, Trustees who are not "interested persons" of the Advisor are represented by independent counsel at each Fund's expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by one of the Funds in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.


None of the Trustees or Officers of a Fund may have dealings with that Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.


The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.

The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.


AMA InvestmentLink(SM) Program


Pursuant to an Agreement between Scudder Kemper Investments, Inc. and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


Code of Ethics


The Funds, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Funds pursuant to separate agreements with the Funds. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes net asset value for the Funds and maintains their accounting records. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Funds. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank holds the portfolio securities of the Funds, pursuant to a custodian agreement.
PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax, and related services. Willkie Farr and Gallagher acts as general counsel for the Funds. The Advisor will pay the Service Providers for the provision of their services to the Funds and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

Each Administration Agreement has an initial Position term of three years, subject to earlier termination by the Fund's Board. The fee payable by a Fund to the Advisor pursuant to the Administration Agreements is reduced by the amount of any credit received from the Fund's custodian for cash balances.

Certain expenses of the Funds will not be borne by the Advisor under the Administration Agreements, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.


                              TRUSTEES AND OFFICERS

                                                                                                 Position with
                                                                                                 Underwriter, Scudder
Name, Age and Address                  Position with Trust    Principal Occupation**             Investor Services, Inc.
----------------------                 -------------------    ----------------------             -----------------------



Linda C. Coughlin (49)+*               Chairperson,           Managing Director of Zurich        Director and Senior Vice
                                       President and Trustee  Scudder Investments, Inc.          President

Henry P. Becton, Jr. (57)              Trustee                President, WGBH Educational       --
WGBH                                                          Foundation
125 Western Ave.

Allston, MA  02134


Dawn-Marie Driscoll (54)               Trustee                Executive Fellow, Center for      --
Driscoll Associates                                           Business Ethics, Bentley
4909 SW 9th Place                                             College; President, Driscoll
Cape Coral, FL  33914                                         Associates (consulting firm)

Edgar R. Fiedler (72)                  Trustee                Senior Fellow and Economic
50023 Brogden                                                 Counsellor, The Conference
Chapel Hill, NC                                               Board, Inc. (Not-for-profit

                                                              business research organization)


Keith R. Fox (47)                      Trustee                Private Equity Investor, General
10 East 53rd Street                                           Partner, Exeter Group of Funds

New York, NY  10022


Jean Gleason Stromberg (57)            Trustee                Consultant; Director, Financial   --
3816 Military Road, NW                                        Institutions Issues, U.S.
Washington, D.C.                                              General Accounting Office

                                                              (1996-1997); Partner, Fulbright
                                                              & Jaworski (law firm) (1978-1996)


Jean C. Tempel (58)                    Trustee                Managing Director, First Light    --
60 State Street, 5th Floor                                    Capital, LLC (venture capital
Boston, MA 02109                                              firm)

Steven Zaleznick (46)*                 Trustee                President and CEO, AARP           --
601 E. Street, NW                                             Services, Inc.
7th Floor

Washington, D.C. 20004


                                       55

                                                                                                 Position with
                                                                                                 Underwriter, Scudder
Name, Age and Address                  Position with Trust    Principal Occupation**             Investor Services, Inc.
----------------------                 -------------------    ----------------------             -----------------------

Kathryn L. Quirk (48) #                Vice President and     Managing Director of Zurich        Director, Secretary,
                                       Assistant Secretary    Scudder Investments, Inc.          Chief Legal Officer and
                                                                                                 Vice President

Thomas V. Bruns (44)***                Vice President         Managing Director of Zurich        President
                                                              Scudder Investments, Inc.

Philip G. Condon  (50) +               Vice President         Managing Director of Zurich        Senior Vice President
                                                              Scudder Investments, Inc.          and Director

Ashton P. Goodfield  (36) +            Vice President         Senior Vice President of Zurich   --
                                                              Scudder Investments, Inc.

John R. Hebble  (43) +                 Treasurer              Senior Vice President of Zurich    Assistant Treasurer
                                                              Scudder Investments, Inc.

Caroline Pearson (39) +                Assistant Secretary    Managing Director of Zurich        Clerk
                                                              Scudder Investments, Inc.;
                                                              Associate, Dechert Price &
                                                              Rhoads (law firm), 1989-1997

John Millette  (39) +                  Vice President and     Vice President of Zurich Scudder  --
                                       Secretary              Investments, Inc.

William F. Glavin (43) +               Vice President         Managing Director of Zurich        Vice President
                                                              Scudder Investments, Inc.

James E. Masur (41) +                  Vice President         Senior Vice President of Zurich   --
                                                              Scudder Investments, Inc.

Howard Schneider (44) +                Vice President         Managing Director of Zurich        Vice President
                                                              Scudder Investments, Inc.

Thomas Lally (33) +                    Assistant Treasurer    Senior Vice President of Zurich   --
                                                              Scudder Investments, Inc.

Brenda Lyons (38) +                    Assistant Treasurer    Senior Vice President of Zurich   --
                                                              Scudder Investments, Inc.

* Mr. Zaleznick and Ms. Coughlin are considered by the Funds and their counsel to be Trustees who are "interested persons" of the Advisor or of the Funds, within the meaning of the 1940 Act.


** Unless otherwise stated, all Trustees and Officers have been associated with their respective companies for more than five years but not necessarily in the same capacity.

+      Address:  Two International Place, Boston, Massachusetts 02110

#      Address:  345 Park Avenue, New York, New York 10154

***    Address: 222 South Riverside Plaza, Chicago, Illinois

As of August 31, 2001, all Trustees and officers of the Trust, as a group owned beneficially, as that term is defined in Section 13 (d) of the Securities Exchange Act of 1934) less than 1% the outstanding shares of any class of Scudder Managed Municipal Bonds, Scudder High-Yield Tax-Free Fund and Scudder Medium-Term Tax-Free Fund.

To the best of each Trust's knowledge, as of August 31, 2001, no person owned of record more than 5% or more of the outstanding shares of any class of any Fund, except as stated below. They may be deemed to be the beneficial owner of certain of these shares.

Certain accounts for which the Advisor acts as investment advisor owned 8,893,659 shares in the aggregate, or 9.89% of the outstanding shares of Scudder Managed Municipal Bonds, Class S on August 31, 2001. The Advisor may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

As of August 31, 2001, 6,451,362 shares in the aggregate, or 7.17% of the outstanding shares of Scudder Managed Municipal Bonds, Class S were held in the name of Charles Schwab,101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

As of August 31, 2001, 5,174,043 shares in the aggregate, or 11.86% of the outstanding shares of Scudder High Yield Tax Free Fund, Class S were held in the name of Charles Schwab,101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

Certain accounts for which the Advisor acts as investment advisor owned 8,451,448 shares in the aggregate, or 16.32% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class S on August 31, 2001. The Advisor may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

As of August 31, 2001, 5,592,668 shares in the aggregate, or 10.80% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

As of August 31, 2001, 13,715 shares in the aggregate, or 9.93% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc. for Eric, R. Kirk, F. Scott Seiler, Trustees for Catherine Seiler Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of August 31, 2001, 12,781 shares in the aggregate, or 9.26% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc. for John McGhee, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of August 31, 2001, 7,862 shares in the aggregate, or 5.69% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc. for Charles and Fran Joy, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of August 31, 2001, 7,232 shares in the aggregate, or 5.23% of the outstanding shares of Scudder Medium Term Tax Free Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc. for William and Francis Duncan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

The Trustees and Officers of STFT and SMT also serve in similar capacities with other Scudder funds.

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings


The Board of Trustees is responsible for the general oversight of the Funds' business. A majority of the Board's members are not affiliated with the Advisor. These "Independent Trustees" have primary responsibility for assuring that the Funds are managed in the best interests of their shareholders.

The Board of Trustees meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Funds' investment performance, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Independent Trustees.


All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees

Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustee's educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent

Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.


The Independent Trustees of the Funds also serve as Independent Trustees of certain other Scudder Funds, which enables them to address investment and operational issues that are common to many of the Scudder Funds in a cost-efficient and effective manner.

The Independent Trustees also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 2000 from the Trust and from all of Scudder funds as a group.



                                           Scudder                Scudder Tax          All Scudder
              Name                    Municipal Trust*           Free Trust**             Funds
              ----                    ----------------           ------------             -----


Henry P. Becton, Jr.                       $3,370                   $3,370                $159,093    (funds)


Dawn-Marie Driscoll                        $5,421                   $5,421                $157,162    (funds)


Edgar R. Fiedler***                        $3,796                   $3,796                $303,974    (funds)

Keith R. Fox***                            $30,313                  $30,313               $181,913    (funds)

Jean Gleason Stromberg***                  $3,370                   $3,370                $100,371    (funds)

Jean C. Tempel                             $3,370                   $3,370                $152,487    (funds)



*        Scudder  Municipal  Trust  consists  of  two  Funds:   Scudder  Managed
         Municipal Bonds and Scudder High-Yield Tax-Free Fund

**       Scudder  Tax Free  Trust  consists  of one  Fund:  Scudder  Medium-Term
         Tax-Free Fund.


***      On July 11,  2000,  shareholders  of each  fund  elected a new Board of
         Trustees.   See  the   "Trustees   and   Officers"   section   for  the
         newly-constituted Board of Trustees.


Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Trusts, although they are compensated as employees of the Advisor, or its affiliates as a result of which they may be deemed to participate in fees paid by each Fund.


                                   DISTRIBUTOR


Each Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), Two International Place, Boston, MA 02110-4103, a
Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The underwriting agreements of SMTTFF, SMMB and SHYTFF each dated May 8, 2000 will remain in effect until September 30, 2001 and from year to year thereafter only if their continuance is approved annually by a majority of the Trustees who are not parties to such agreements or "interested persons" of any such party and by a vote either of a majority of the Trustees or a majority of the outstanding voting securities of the relevant Fund. The underwriting agreement of each Fund was last approved by the Trustees on August 13, 2001.

Under the underwriting agreements, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering a Fund as a broker/dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of that Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both that Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by that Fund, unless a rule 12b-1 plan is in effect which provides that the Fund shall bear some or all of such expenses.


       Note: Although each Fund does not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund would also pay those fees and expenses permitted to be paid or assumed by that Fund pursuant to a 12b-1 Plan, if any, were such a plan adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement.


As agent, the Distributor currently offers shares of each Fund and Portfolio on a continuous basis to investors in all states in which the Fund may from time to time be registered or where permitted by applicable law. Each underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of any Fund.

                                      TAXES


Shareholders should consult their tax Advisors about the application of the provisions of tax law described in the Statement of Additional Information in light of their particular tax situation.


Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such. Each of the Funds intends to continue to so qualify, in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level.

In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets.

As a regulated investment company qualifying under Subchapter M of the Code, each Fund is required to distribute to its shareholders at least 90 percent of its taxable net investment income and net short-term capital gain in excess of net long-term capital loss and at least 90 percent of its tax-exempt net investment income and generally is not subject to federal income tax to the extent that it distributes annually all of its taxable net investment income and net realized long-term and short-term capital gains in the manner required under the Code. Each of the Funds intends to distribute annually all taxable and tax-exempt net investment income and net realized capital gains in compliance with applicable distribution requirements and therefore does not expect to pay federal income tax.

If for any taxable year a Fund does not qualify for special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each of the Funds is subject to a 4% nondeductible excise tax on amounts of taxable income required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of such Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. (Investment companies with taxable years ending on November 30 or December 31 may make an irrevocable election to measure the required capital gain distribution using their actual taxable year.) Although the Funds' distribution policies should enable them to avoid excise tax liability, each Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the best interest of such Fund and its shareholders.


Net investment income is made up of dividends and interest, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward or post-October loss of a Fund from the prior fiscal year. As of May 31, 2001, SHYTFF had a net tax basis capital loss carryforward of approximately $9,700,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2005 ($3,900,000) and May 31, 2008 ($2,700,000), and May 31, 2009
($3,100,000), the respective expiration dates, whichever occurs first. As of May 31, 2001, SMMB had a net tax basis capital loss carryforward of approximately $4,839,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007 ($911,000), May 31, 2008 ($3,647,000) and May 31, 2009 ($281,000), the respective expiration dates, whichever occurs first. As of May 31, 2001, SMTTFF had a net tax basis capital loss carryforward of approximately $2,889,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008, the expiration date, whichever occurs first.


If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Funds for reinvestment, requiring federal income taxes to be paid thereon, the Fund involved will elect to treat such capital gains as having been distributed to its shareholders. As a result, shareholders will report such capital gains as long-term capital gains will be able to claim a proportionate share of federal income taxes paid by that Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit. However, retention of such gains by a Fund may cause the Fund to be liable for an excise tax on all or a portion of those gains.

Properly designated distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the Funds intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of their shareholders. Distributions to shareholders of tax-exempt interest earned by such Funds for the taxable year are therefore not subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.

If a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a tax-exempt bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Under prior law, the treatment of market discount as ordinary income did not apply to tax-exempt obligations. Gain on the disposition of a tax-exempt obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Since no portion of the income of each of the Funds will be comprised of dividends from domestic corporations, none of the income distributions of the Funds will be eligible for the 70% deduction for dividends received from a Fund by its corporate shareholders.

Properly  designated  distributions of the excess of net long-term  capital gain over net short-term capital loss are taxable as long-term capital gains, regardless of the length of time the shares of the Fund involved have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction to corporate shareholders of the Funds. Any loss realized upon the redemption of shares of a Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Any short-term capital loss realized upon the redemption of shares of a Fund within six months from the date of their purchase will be disallowed to the extent of any tax-exempt dividends received with respect to such shares. Any loss realized on the redemption of shares of one of such Funds may be disallowed if shares of the same Fund are purchased (including shares purchased under the dividend investment plan or the automatic reinvestment plan) within 30 days before or after such redemption.

Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the 20% AMT. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the 26% and 28% AMT.

Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund issues to its shareholders a statement of the federal income tax status of all distributions, including a statement of the percentage of the prior calendar year's distributions which were designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the AMT, and the source of such distributions on a state-by-state basis. All distributions of taxable or tax-exempt net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and distributions declared in October, November or December to shareholders as of a record date in such a month will be deemed to have been received by shareholders in December if paid during January of the following year. Redemptions of shares including exchanges for shares of another Scudder Fund may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them (to the extent that such distribution is from taxable income or gain).

All futures contracts and all options on futures contracts written or purchased will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss.

Positions of each Fund, which consist of at least one debt security not governed by Section 1256 and at least one futures contract or option on a futures contract governed by Section 1256 which substantially diminishes the risk of loss with respect to such debt security, will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor their transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent their disqualification as regulated investment companies for federal income tax purposes.


Under the federal income tax law, each Fund will be required to report to the IRS all distributions of taxable income, capital gains and gross proceeds from the redemption or exchange of shares, except in the case of certain exempt shareholders. Under the "backup withholding" tax provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of shares are generally subject to withholding of federal income tax at the rate of 30.5% (30% in 2002 and 2003) in the case of non-exempt shareholders who fail to furnish a regulated investment company with their taxpayer identification numbers and with their required certifications regarding their status under the federal income tax law. Under a special exception, distributions of taxable income and capital gains of each Fund will not be subject to backup withholding if each reasonably estimates that at least 95% of all such distributions will consist of tax-exempt interest dividends. However, the proceeds from the redemption or exchange of shares of each Fund may be subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether distributed in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Interest on indebtedness incurred by shareholders to purchase or carry shares of each Fund will not be deductible for federal income tax purposes. Under rules used by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon.

It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future. Each Fund will monitor developments in this area and consider whether changes in its objectives or policies are desirable.

Shareholders may be subject to state and local taxes on distributions from each Fund and redemptions of the shares of each Fund. Some states exempt from the state personal income tax distributions received from a regulated investment company to the extent such distributions are derived from interest on obligations issued by such state or its municipalities or political subdivisions.

Each Fund is organized as a Massachusetts business trust or a series of such trust and is not liable for any income or franchise tax in The Commonwealth of Massachusetts provided that each qualifies as a regulated investment company under the Code.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations and applicable state and local tax laws. Certain political events, including federal elections and future amendments to federal income tax laws, may affect the desirability of investing in the Funds.


                             PORTFOLIO TRANSACTIONS

Brokerage Commissions


The Advisor supervises allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

For each Fund, purchases and sales of fixed-income securities, are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or the Funds. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor will not place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research services from broker/dealers may be useful to the Funds and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Funds, and not all such information is used by the Advisor in connection with the Funds. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Funds.


The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover


The portfolio turnover rate of SMTTFF (defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturates at the time of acquisition were one year or less). For the five months ended May 31, 1999, and the fiscal years ended May 31, 2000 and May 31, 2001, the portfolio turnover rates were 13% (annualized), 21%, and 21%, respectively. The portfolio turnover rates of SMMB for the five months ended May 31, 1999, the fiscal years ended May 31, 2000 and May 31, 2001, the portfolio turnover rates were 14% (annualized), 47%, and 11%, respectively. The portfolio turnover rates of SHYTFF for the five months ended May 31, 1999, the fiscal years ended May 31, 2000 and May 31, 2001, the portfolio turnover rate was 7% (annualized), 62%, and 12%, respectively.

                                 NET ASSET VALUE


The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             ADDITIONAL INFORMATION

Experts


The financial highlights of the Funds included in the Funds' prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, and given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with accepted auditing standards generally accepted in the United States of America and the preparation of federal tax returns.


Shareholder Indemnification

STFT and SMT are organizations of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declarations of Trust of each Trust contain an express disclaimer of shareholder liability in connection with the Funds' property or the acts, obligations or affairs of the Funds. The Declarations of Trust also provide for indemnification out of the Funds' property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Other Information

         The CUSIP number for the Class AARP of SMTTFF is 811236-504.

         The CUSIP number for the Class S of SMTTFF is 811236-20-7.

         The CUSIP number for Class S of SMMB is 811170-10-9.

         The CUSIP number for Class AARP of SMMB is 811170-60-4.

         The CUSIP number for the Class AARP of SHYTFF is 811170-703.

         The CUSIP number for the Class S of SHYTFF is 811170-20-8.

         Each Fund has a taxable year ending May 31.

Portfolio securities of each Fund and each series of SMT are held separately, pursuant to a custodian agreement, by the Funds' custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101.

The firm of Willkie Farr & Gallagher is legal counsel for each Fund.

The name "Scudder Tax Free Trust" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 8, 1987 and the name "Scudder Municipal Trust" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 11, 1987, each as amended from time to time, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by a

Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust of each Fund is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with a Fund must look only to the assets of that Fund for the enforcement of any claims against such Fund as no other series of a Trust assumes any liabilities for obligations entered into on behalf of a Fund.


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, computes each Fund's net asset value. Prior to the implementation of the Administration Agreements, SMTTFF and SMMB paid SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.0040% of such assets in excess of $1 billion, plus holding and transaction charges for this service. SHYTFF pays SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.0040% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the year ended December 31, 1998, the amounts charged to SMTTFF, SMMB and SHYTFF by SFAC aggregated $93,421, $98,235 and $67,621, respectively. For the five-month period ended May 31, 1999, the amount charged by SFAC to each Fund aggregated $38,815, $40,520 and $30,972. For the fiscal year ended May 31, 2000, the amount charged by SFAC to each Fund aggregated $84,065, $103,967 and $76,576. For the fiscal year ended May 31, 2001, the amount charged by SFAC to each Fund aggregated
$15,293,  $22,940,  and  $38,745,  all  of  which  was  paid  at May  31,  2001, respectively.

Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Fund. Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Prior to the implementation of the Administration Agreements, SMTTFF and SMMB paid Service Corporation an annual fee for each account maintained for a participant. SHYTFF pays Service Corporation an annual fee for each account maintained for a participant. SHYTFF or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of a Fund's shares whose interests are held in an omnibus account. Service Corporation charged a total of $316,492 to SMMB for the calendar year ended December 31, 1998. Service Corporation charged a total of $312,600 to SHYTFF for the year ended December 31, 1998. Service Corporation charged $347,239 to SMTTFF for the year ended December 31, 1998. A total of $125,396 was charged by Service Corporation to SMMB for the five-month period ended May 31, 1999, and $333,002 for the fiscal year ended May 31, 2000. Service Corporation charged a total of $127,716 to SHYTFF for the five-month period ended May 31, 1999. Service Corporation charged a total of $135,451 to SMTTFF for the five-month period ended May 31, 1999. Service Corporation charged a total of $296,632 to SHYTFF for the fiscal year ended May 31, 2000. Service Corporation charged a total of $304,605 to SMTTFF for the fiscal year ended May 31, 2000. Service Corporation charged a total of $52,113 to SMTTF for the fiscal year ended May 31, 2001, all of which was paid at May 31, 2001. Service Corporation charged a total of $56,852 to SMMB for the fiscal year ended May 31, 2001, all of which was paid at May 31, 2001. Service Corporation charged a total of $177,976 to SHYTFF for the fiscal year ended May 31, 2001, all of which was paid at May 31, 2001. The Funds, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Annual service fees are paid by the Fund to Scudder Trust Company, Two International Place, Boston, Massachusetts 02110-4103 for such accounts. Prior to the implementation of the Administration Agreements, SMTTFF and SMMB paid Scudder Trust Company an annual fee of $17.55 per shareholder account. SHYTFF pays Scudder Trust Company an annual fee of $17.55 per shareholder account.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statements and their amendments for further information with respect to the Funds and the securities offered hereby. The Registration Statements and their amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS


Scudder Medium-Term Tax-Free Fund

The financial statements, including the investment portfolio of Scudder Medium-Term Tax-Free Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference to the Annual Report to the Shareholders of the Fund dated May 31, 2001, and are hereby deemed to be part of this Statement of Additional Information.


Scudder Managed Municipal Bonds


The financial statements, including the investment portfolio of Scudder Managed Municipal Bonds, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference to the Annual Report to the Shareholders of the Fund dated May 31, 2001 and are hereby deemed to be part of this Statement of Additional Information.

Scudder High-Yield Tax-Free Fund

The financial statements, including the investment portfolio of Scudder High-Yield Tax-Free Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference to the Annual Report to the Shareholders of the Fund dated May 31, 2001, and are hereby deemed to be part of this Statement of Additional Information.


Ratings of Municipal Obligations

The six highest ratings of Moody's for municipal bonds are Aaa, Aa, A, Baa, Ba and B. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. Together with securities rated A and Baa, they comprise investment grade securities. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Securities rated Baa are considered medium grade, with factors giving security to principal and interest adequate at present but may be unreliable over any period of time. Such bonds have speculative elements as well as investment grade characteristics. Securities rated Ba or below by Moody's are considered below investment grade. Moody's judges municipal bonds rated Ba to have speculative elements, with very moderate protection of interest and principal payments and thereby not well safeguarded under any future conditions. Municipal bonds rated B by Moody's generally lack characteristics of desirable investments. Long-term assurance of the contract terms of B-rated municipal bonds, such as interest and principal payments, may be small. Securities rated Ba or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

The six highest ratings of S&P for municipal bonds are AAA (Prime), AA (High grade), A (Good grade), BBB (Investment grade), BB (Below investment grade) and
B. Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and to repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds of this category than for bonds of higher rated categories. Securities rated BB or below by S&P are considered below investment grade. Debt rated BB by S&P faces major ongoing uncertainties or exposure to adverse conditions which could lead to inadequate capacity to meet timely interest and principal payments. Municipal bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Securities rated BB or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

S&P's top ratings for municipal notes are SP1 and SP2. The designation SP1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An SP2 designation indicates a satisfactory capacity to pay principal and interest.

The six highest ratings of Fitch for municipal bonds are AAA, AA, A, BBB, BB and
B. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Securities rated BB or below by Fitch are considered below investment grade. Fitch considers bonds rated BB to be speculative because the issuer's ability to pay interest and repay principal may be affected over time by adverse economic changes, although financial alternatives can be identified to assist the issuer in meeting its obligations. While bonds rated B are currently meeting debt service requirements, they are considered highly speculative in light of the issuer's limited margin of safety. Securities rated BB or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Commercial Paper Ratings

Commercial  paper rated A1 or better by S&P has the  following  characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

The rating F1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity;
(2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within the above categories.

Recently comparatively short-term obligations have been introduced in the municipal market. S&P, Moody's and Fitch rate such obligations. While the factors considered in municipal credit evaluations differ somewhat from those relevant to corporate credits, the rating designations and definitions used with respect to such obligations by S&P and Moody's are the same, respectively, as those used in their corporate commercial paper ratings.

Glossary


Bond

         A contract by an issuer (borrower) to repay the owner of the contract (lender) the face amount of the bond on a specified date (maturity date) and to pay a stated rate of interest until maturity. Interest is generally paid semiannually in amounts equal to one half the annual interest rate.

Debt Obligation

         A  general  term  which   includes   fixed  income  and  variable  rate
         securities, obligations issued at a discount and other types of securities which evidence a debt.

Discount and Premium

         (a)      Market Discount and Premium

                  A discount (premium) bond is a bond selling in the market at a price lower (higher) than its face value. The amount of the market discount (premium) is the difference between market price and face value.

         (b)      Original Issue Discount

                  An original issue discount is the discount from face value at which the bond is first offered to the public.

Face Value

         The value of a bond that appears on the face of the bond, unless the value is otherwise specified by the issuing company. Face value is ordinarily the amount the issuing company promises to pay at maturity. Face value is not an indication of market value.

Liquidation

         The process of converting securities or other property into cash.

Maturity

         The date on which the principal amount of a debt obligation comes due by the terms of the instrument.

Municipal Security

         Securities issued by or on behalf of states, territories and possessions of the United States, their political subdivisions, agencies and instrumentalities and the District of Columbia and other issuers, the interest from which is, at the time of issuance in the opinion of bond counsel for the issuers, exempt from federal income tax, except for the applicability of the AMT.

Net Asset Value Per Share

         The value of each share of each Fund for purposes of sales and redemptions.

Net Investment Income

         The net investment income of a Fund is comprised of its interest income, including accretion of original issue discounts, less amortization of premiums and expenses paid or accrued computed under Generally Accepted Accounting Principles in the United States of America (GAAP).

Par Value

         Par value of a bond is a dollar amount representing the denomination and assigned value of the bond. It signifies the dollar value on which interest on the bonds is computed and is usually the same as face value and maturity value for an individual bond. For example, most bonds are issued in $1,000 denominations and they have a face value, maturity value and par value of $1,000. Their market price can of course vary significantly from $1,000 during their life between issuance and maturity.

Series

         SMT is composed of two series: SMMB and SHYTFF. Each Series is distinct from the other, although both SMMB and SHYTFF are combined in one investment company -- SMT.

         SMTTFF is in one investment company -- STFT.

                             SCUDDER TAX FREE TRUST

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

                    (a)           (1)       Amended and Restated Declaration of Trust, dated December 8, 1987, is incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.

                                  (2)       Amendment, dated May 1, 1992, to the Amended and Restated Declaration of
                                            Trust, dated December 8, 1987, is incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement.

                                  (3)       Establishment and Designation of Additional Series of shares, dated April 1,
                                            1985, is incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.

                                  (4)       Redesignation of Series, dated October 9, 1990, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

                                  (5)       Establishment and Designation of Classes of Shares of Beneficial Interest,
                                            $.01 Par Value, Scudder Medium Term Tax Free Fund - Class S Shares and
                                            Scudder Medium Term Tax Free Fund - AARP Shares, dated April 19, 2000 is incorporated by reference to Post-Effective Amendment No. 34 to the
                                            Registration Statement.

                                  (6)       Amended and Restated Establishment and Designation of Shares of Beneficial
                                            Interest, Classes A, B, and C of Scudder Medium Term Tax Free Fund, is
                                            incorporated by reference to Post-Effective Amendment No. 37 to the
                                            Registration Statement.

                    (b)           (1)       By-laws, dated December 28, 1982, is incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement.

                                  (2)       Amendment, dated August 13, 1991, to the By-laws of the Registrant is incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.

                                  (3)       Amendment, dated December 10, 1991, to the By-laws of the Registrant is incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.

                                  (4)       Amendment, dated February 7, 2000, to the By-laws of the Registrant is incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.

                                  (5)       Amendment to the By-Laws of Registrant, dated November 13, 2000 is incorporated by reference to Post-Effective Amendment No. 37 to the
                                            Registration Statement.

                    (c)                     Inapplicable.



                                       2

                    (d)           (1)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Limited Term Tax Free Fund, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998, is incorporated by reference to Post-Effective Amendment
                                            No. 30 to the Registration Statement.

                                  (2)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Medium Term Tax Free Fund, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998, is incorporated by reference to Post-Effective Amendment
                                            No. 30 to the Registration Statement.

                                  (3)       Form of Amended and Restated Investment Management Agreement between the
                                            Registrant, on behalf of Scudder Medium Term Tax Free Fund, and Scudder
                                            Kemper Investments, Inc., dated July 31, 2000, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement.

                                  (4)       Amended and Restated Investment Management Agreement between the Registrant, on behalf of Scudder Medium Term Tax Free Fund, and Zurich Scudder
                                            Investments, Inc., dated June 11, 2001, is filed herein.

                    (e)           (1)       Underwriting Agreement between the Registrant and Scudder Investor Services,
                                            Inc., dated September 7, 1998, is incorporated by reference to
                                            Post-Effective Amendment No. 30 to the Registration Statement.

                                  (2)       Underwriting Agreement between the Registrant and Scudder Investor Services,
                                            Inc., dated May 8, 2000is incorporated by reference to Post-Effective
                                            Amendment No. 34 to the Registration Statement.

                                  (3)       Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc. (on behalf of Scudder Medium Term Tax Free Fund), dated November 13, 2000, is incorporated by reference to Post-Effective
                                            Amendment No. 37 to the Registration Statement.

                    (f)                     Inapplicable.

                    (g)           (1)       Custodian Contract with State Street Bank and Trust Company ("State Street
                                            Bank"), dated April 12, 1983, is incorporated by reference to Post-Effective
                                            Amendment No. 27 to the Registration Statement.

                                  (2)       Amendment to the Custodian Agreement between the Registrant and State Street
                                            Bank, dated August 9, 1988, is incorporated by reference to Post-Effective
                                            Amendment No. 27 to the Registration Statement.

                                  (3)       Amendment to the Custodian Agreement between the Registrant and State Street
                                            Bank, dated December 11, 1990, is incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement.

                                  (4)       Fee schedule for Exhibit (g)(1) is incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement.

                                  (5)       Subcustodian Agreement between State Street Bank and Morgan Guaranty Trust
                                            Company of New York, dated November 25, 1985, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.



                                       3

                                  (6)       Subcustodian Agreement between Irving Trust Company and State Street Bank, dated November 30, 1987, is incorporated by reference to Post-Effective
                                            Amendment No. 27 to the Registration Statement.

                                  (7)       Subcustodian Agreement between Chemical Bank and State Street Bank dated May
                                            31, 1988, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

                                  (8)       Subcustodian Agreement between Security Pacific Bank and Trust Company (New
                                            York) and State Street Bank, dated February 18, 1988, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

                                  (9)       Amendment to the Custodian Agreement between the Registrant and State Street
                                            Bank is incorporated by reference to Post-Effective Amendment No. 37 to the
                                            Registration Statement.

                                  (10)      Subcustodian Agreement between Bankers Trust Company and State Street Bank, dated August 15, 1989, filed May 1, 1990 is incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement.

                    (h)           (1)       Transfer Agency and Service Agreement between the Registrant and Scudder
                                            Service Corporation, dated October 2, 1989, is incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement.

                                  (2)       Fee schedule for Exhibit (h)(1) is incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement.

                                  (3)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Limited Term Tax Free Fund, and Scudder Fund Accounting Corporation,
                                            dated February 15, 1994, is incorporated by reference to Post-Effective
                                            Amendment No. 27 to the Registration Statement.

                                  (4)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Medium Term Tax Free Fund, and Scudder Fund Accounting Corporation,
                                            dated February 21, 1995, is incorporated by reference to Post-Effective
                                            Amendment No. 21 to the Registration Statement.

                                  (5)       Revised Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Medium Term Tax Free Fund) and Scudder Fund Accounting
                                            Corporation, dated November 13, 2000, is incorporated by reference to
                                            Post-Effective Amendment No. 37 to the Registration Statement..

                                  (6)       Administrative Services Agreement (and Fee Schedule thereto) between the
                                            Registrant, on behalf of Scudder Medium Term Tax Free Fund, and Scudder
                                            Kemper, Investments, Inc., dated October 2, 2000, is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement.

                                  (7)       Amended and Restated Administrative Services Agreement (and Fee Schedule
                                            thereto) between the Registrant, on behalf of Scudder Medium Term Tax Free
                                            Fund, and Scudder Kemper, Investments, Inc., dated November 13, 2000,


                                       4

                                            incorporated by reference to Post-Effective Amendment No. 37 to the
                                            Registration Statement.

                                  (8)       Agency Agreement between the Registrant  and Kemper Service Company, dated
                                            November 8, 2000, is incorporated by reference to Post-Effective Amendment
                                            No. 37 to the Registration Statement.

                                  (9)       Shareholder Services Agreement between the Registrant and Kemper
                                            Distributors, Inc., dated December 29, 2000,  is incorporated by reference to Post-Effective No. 37 to the Registration Statement.

                    (i)                     Opinion and Consent of Legal Counsel is filed herein.

                    (j)                     Consent of Independent Accountants is filed herein.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                    (m)           (1)       Rule 12b-1 Plan for Scudder Medium Term Tax Free Fund Class B and C Shares,
                                            dated November 13, 2000, is incorporated by reference to Post-Effective
                                            Amendment No. 37 to the Registration Statement.

                    (n)           (1)       Amended and Restated Plan With Respect to Scudder Medium Term Tax Free Fund
                                            Pursuant to Rule 18f-3, dated May 8, 2000 is incorporated by reference to
                                            Post-Effective Amendment No. 34 to the Registration Statement.

                                  (2)       Amended and Restated Plan with respect to the Registrant pursuant to Rule
                                            18f-3 is incorporated by reference to Post-Effective Amendment No. 37 to the
                                            Registration Statement.

                    (p)           (1)       Scudder Kemper Investments, Inc. Code of Ethics is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

                                  (2)       Amended Code of Ethics of Scudder Kemper Investments, Inc., Kemper
                                            Distributors, Inc. and Scudder Investor Services, Inc. dated December 15,
                                            2000 is filed herein.

                                  (3)       Code of Ethics of Scudder Tax Free Trust is incorporated by reference to
                                            Post-Effective Amendment No. 34 to the Registration Statement.

                                  (4)       Amended Code of Ethics of Scudder Medium Term Tax Free Fund is filed herein.

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

                  A policy of insurance covering Zurich Scudder Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Zurich Scudder Investments, Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                  Article IV, Sections 4.1 - 4.3 of the Registrant's Declaration of Trust provide as follows:

                  Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                           (i) every person who is, or has been, a Trustee or
                  officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                           (ii) the words "claim," "action," "suit," or
                  "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                           (b) No indemnification shall be provided hereunder to a Trustee or officer:

                           (i) against any liability to the Trust, a Series
                  thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii) with respect to any matter as to which he shall
                  have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                           (iii) in the event of a settlement or other
                  disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                                    (A) by the court or other body approving the
                           settlement or other disposition; or

                                    (B) based upon a review of readily available
                           facts (as opposed to a full trial-type inquiry) by
                           (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                           (c) The rights of indemnification herein provided may
                  be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall insure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                           (d) Expenses of preparation and presentation of a
                  defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                           (i) such undertaking is secured by a surety bond or
                  some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting
                  on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 26.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Zurich Scudder Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.


                      BUSINESS AND OTHER CONNECTIONS OF BOARD
         Name         of Directors of Registrant's Adviser
         ----         ------------------------------------

Lynn S. Birdsong      Director and Vice President, Zurich Scudder Investments, Inc.**
                      Director and Chairman, Scudder Investments (Luxembourg) S.A.#
                      Director, Scudder Investments (U.K.) Ltd. oo


                                       7

                      Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                      Director and Chairman, Zurich Scudder Investments Japan, Inc. +
                      Senior Vice President, Scudder Investor Services, Inc.
                      Director and Chairman, Scudder Trust (Cayman) Ltd. @@@
                      Director, Scudder, Stevens & Clark Australia x
                      Director and Vice President, Zurich Investment Management, Inc. xx
                      Director and President, Scudder, Stevens & Clark Corporation **
                      Director and President, Scudder , Stevens & Clark Overseas Corporation o
                      Director, Scudder Threadneedle International Ltd.
                      Director, Korea Bond Fund Management Co., Ltd. @@

Nicholas Bratt        Director and Vice President, Zurich Scudder Investments, Inc.**
                      Vice President, Scudder, Stevens & Clark Corporation **
                      Vice President, Scudder, Stevens & Clark Overseas Corporation o

Laurence W. Cheng     Director, Zurich Scudder Investments, Inc.**
                      Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                      Director, ZKI Holding Corporation xx

Martin Feinsteim      Director, Zurich Scudder Investments, Inc.**

Steven Gluckstern     Director, Chairman of the Board, Zurich Scudder Investments, Inc. **

Gunther Gose          Director, Zurich Scudder Investments, Inc.**
                      CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                      CEO/Branch Offices, Zurich Life Insurance Company ##

Harold D. Kahn        Treasurer and Chief Financial Officer, Zurich Scudder Investments, Inc.**

Kathryn L. Quirk      Chief Legal Officer, Chief Compliance Officer and Secretary, Zurich Scudder
                            Investments, Inc.**
                      Director, Vice President, Chief Legal Officer and Secretary, Scudder Distributors,
                            Inc.
                      Director and Secretary, Scudder Investments Service Company
                      Director, Senior Vice President, Chief Legal Officer & Assistant Clerk, Scudder
                            Investor Services, Inc.
                      Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                      Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                      Director & Assistant Clerk, Scudder Service Corporation*
                      Director and Secretary, SFA, Inc.*
                      Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                      Director, Scudder, Stevens & Clark Japan, Inc. ###
                      Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                      Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                      Director, Vice President and Secretary, Scudder Realty Advisers, Inc. @
                      Director and Secretary, Scudder, Stevens & Clark Corporation**
                      Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                      Director, Vice President and Secretary, Scudder Defined Contribution Services,
                            Inc.**
                      Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                      Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                      Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                      Director, Vice President and Secretary, SS&C Investment Corporation**


                                       8

                      Director, Vice President and Secretary, SIS Investment Corporation**
                      Director, Vice President and Secretary, SRV Investment Corporation**
                      Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial
                            Services, Inc.*
                      Director, Korea Bond Fund Management Co., Ltd. @@
                      Director, Scudder Threadneedle International Ltd.
                      Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                      Director, Zurich Scudder Investments Japan, Inc. +
                      Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                      Director and Secretary, Zurich Investment Management, Inc. xx

Farhan Sharaff        Chief Investment Officer, Zurich Scudder Investments, Inc.**

Edmond D. Villani     Director, President and Chief Executive Officer, Zurich Scudder Investments, Inc.**
                      Director, Scudder, Stevens & Clark Japan, Inc. ###
                      President and Director, Scudder, Stevens & Clark Overseas Corporation o
                      President and Director, Scudder, Stevens & Clark Corporation**
                      Director, Scudder Realty Advisors, Inc.  @
                      Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of
                            Luxembourg
                      Director, Scudder Threadneedle International Ltd.
                      Director, Zurich Scudder Investments Japan, Inc. +
                      Director, Zurich Scudder Holdings (UK) Ltd. oo
                      President and Director, Zurich Investment Management, Inc. xx
                      Director and Deputy Chairman, Scudder Investment Holdings Ltd.

     *    Two International Place, Boston, MA
     @    333 South Hope Street, Los Angeles, CA
     **   345 Park Avenue, New York, NY
     # Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
     ***  Toronto, Ontario, Canada
     @@@  Grand Cayman, Cayman Islands, British West Indies
     o    20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
     ###  1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
     xx   222 S. Riverside, Chicago, IL
     xxx  Zurich Towers, 1400 American Ln., Schaumburg, IL
     @@ P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
     ##   Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
          One South Place, 5th Floor, London EC2M 2ZS England
     oo
     ooo  One Exchange Square, 29th Floor, Hong Kong
     + Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku, Tokyo 105-0001
     x    Level 3, Five Blue Street, North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          ----------------------

         (a)

         Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's shares and also acts as principal underwriter for other funds managed by Zurich Scudder Investments, Inc.

         (b)

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

         (1)                               (2)                                     (3)

     Scudder Investor Services, Inc.
     Name and Principal                Position and Offices with               Positions and
     Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
     ----------------                  -------------------------------         -----------------------

     Lynn S. Birdsong                  Senior Vice President                   None
     345 Park Avenue
     New York, NY 10154-0010

     Ann P. Burbank                    Vice President                          None
     Two International Place
     Boston, MA  02110-4103

     Mark S. Casady                    President, Director and Assistant       None
     Two International Place           Treasurer
     Boston, MA  02110-4103

     Linda C. Coughlin                 Senior Vice President and Director      Trustee and President
     Two International Place
     Boston, MA  02110-4103

     Scott B. David                    Vice President                          None
     Two International Place
     Boston, MA 02110-4103

     Richard W. Desmond                Vice President                          None
     345 Park Avenue
     New York, NY  10154-0010

     William F. Glavin                 Vice President                          None
     Two International Place
     Boston, MA 02110-4103

     Robert J. Guerin                  Vice President                          None
     Two International Place
     Boston, MA 02110-4103

     John R. Hebble                    Assistant Treasurer                     Treasurer
     Two International Place
     Boston, MA  02110-4103

     James J. McGovern                 Chief Financial Officer and Treasurer   None
     345 Park Avenue
     New York, NY  10154-0010

     Kimberly S. Nassar                Vice President                          None
     Two International Place
     Boston, MA  02110-4103

     Gloria S. Nelund                  Vice President                          None
     345 Park Avenue
     New York, NY 10154-0010



                                       10

     Scudder Investor Services, Inc.
     Name and Principal                Position and Offices with               Positions and
     Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
     ----------------                  -------------------------------         -----------------------

     Lorie C. O'Malley                 Vice President                          None
     Two International Place
     Boston, MA 02110-4103

     Caroline Pearson                  Clerk                                   Assistant Secretary
     Two International Place
     Boston, MA  02110-4103

     Kevin G. Poole                    Vice President                          None
     Two International Place
     Boston, MA  02110-4103

     Kathryn L. Quirk                  Senior Vice President, Chief Legal      Vice President and
     345 Park Avenue                   Officer, Assistant Clerk, and Director  Assistant Secretary
     New York, NY  10154-0010

     Howard S. Schneider               Vice President                          Vice President
     Two International Place
     Boston, MA 02110-4103


     Linda J. Wondrack                 Vice President and Chief Compliance     None
     Two International Place           Officer
     Boston, MA  02110-4103

         (c)

                     (1)                     (2)                 (3)                 (4)                 (5)
                                       Net Underwriting    Compensation on
              Name of Principal         Discounts and        Redemptions          Brokerage           Other
                 Underwriter             Commissions       And Repurchases       Commissions       Compensation
                 -----------             -----------       ---------------       -----------       ------------

               Scudder Investor              None                None                None               None
                Services, Inc.

         (d)

         Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares (on behalf of the Class A, B, C) and acts as principal underwriter of other Zurich Scudder Funds.

         (e)

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                    (2)                                         (3)

                                Positions and Offices with                   Positions and
         Name                   Scudder Distributors, Inc.                   Offices with Registrant
         ----                   --------------------------                   -----------------------

         Thomas V. Bruns        President                                    Vice President

         Linda C. Coughlin      Vice Chairman and Director                   President and
                                                                             Director/Trustee

         Kathryn L. Quirk       Director, Secretary, Chief Legal             Vice President and Assistant
                                Officer and Vice President                   Secretary

         James J. McGovern      Chief Financial Officer and Treasurer        None

         Linda J. Wondrack      Vice President and Chief Compliance Officer  None

         Paula Gaccione         Vice President                               None

         Michael E. Harrington  Managing Director                            None

         Todd N. Gierke         Assistant Treasurer                          None

         Philip J. Collora      Assistant Secretary                          None

         Diane E. Ratekin       Assistant Secretary                          None

         Mark S. Casady         Director and Chairman                        President

         Terrence S. McBride    Vice President                               None

         Robert Froelich        Managing Director                            None

         C. Perry Moore         Senior Vice President and Managing Director  None

         Lorie O'Malley         Managing Director                            None

         William F. Glavin      Managing Director                            Vice President

         Gary N. Kocher         Managing Director                            None

         Susan K. Crawshaw      Vice President                               None

         Johnston A. Norris     Managing Director and Senior Vice President  None



                                       12

         John H. Robison, Jr.   Managing Director and Senior Vice President  None

         Robert J. Guerin       Vice President                               None

         Kimberly S. Nassar     Vice President                               None

         Scott B. David         Vice President                               None

         Richard A. Bodem       Vice President                               None

(f)      Not applicable


Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Zurich Scudder Investments Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of September 2001.


                                             SCUDDER TAX FREE TRUST

                                             By   /s/ John Millette
                                                 ------------------------------
                                                 John Millette
                                                 Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/ Linda C. Coughlin
--------------------------------------
Linda C. Coughlin                           Trustee and President (Chief                 September 27, 2001
                                            Executive Officer)

/s/ Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.*                       Trustee                                      September 27, 2001

/s/Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*                        Trustee                                      September 27, 2001

/s/ Edgar R. Fiedler
--------------------------------------
Edgar R. Fiedler *                          Trustee                                      September 27, 2001

/s/ Keith R. Fox
--------------------------------------
Keith R. Fox*                               Trustee                                      September 27, 2001

/s/ Jean Gleason Stromberg
--------------------------------------
Jean Gleason Stromberg *                    Trustee                                      September 27, 2001

/s/ Jean C. Tempel
--------------------------------------
Jean C. Tempel*                             Trustee                                      September 27, 2001

/s/ Steven Zaleznick
--------------------------------------
Steven Zaleznick*                           Trustee                                      September 27, 2001

/s/ John R. Hebble
--------------------------------------
John R. Hebble                              Treasurer (Chief Financial Officer)          September 27, 2001

*By:     /s/ John Millette
         ---------------------------
         John Millette**
         Secretary

**Attorney-in-fact pursuant to powers of attorney contained in and incorporated by reference to Post-Effective
Amendments No. 32 and No. 34 to the
Registration Statement.

                                                               File No. 2-81105
                                                               File No. 811-3632


                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 38

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 38

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                             SCUDDER TAX FREE TRUST

                             SCUDDER TAX FREE TRUST


                                  EXHIBIT INDEX

                                     (d)(4)
                                       (i)
                                       (j)
                                     (p)(2)
                                     (p)(4)